UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ____ )

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X Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

Salient Private Access Registered Fund, L.P.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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December 7, 2020

Salient Private Access Registered Fund, L.P.

Salient Private Access TEI Fund, L.P.

Salient Private Access Institutional Fund, L.P.

Dear Registered Fund Partners, TEI Fund Partners, and Institutional Fund Partners,

Notice is hereby given that a special meeting (the “Meeting”) of the limited partners (the “Partners”) of each of the Salient Private Access Registered Fund, L.P., Salient Private Access TEI Fund, L.P., or Salient Private Access Institutional Fund, L.P. (each a “Fund” and, together, the “Funds”) will be held at the principal office of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Thursday, January 21, 2021 at 10:00 AM (Central Standard Time) to consider the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds and make conforming edits to each Funds’ agreement of limited partnership (each an “LPA” and, together, the “LPAs”) where necessary to reflect the terms of the new investment management agreement;
2.	To approve certain amendments to each Fund’s LPA;
3.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
4.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Funds and each Proposal is applicable to each Fund. The Salient Private Access Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Adviser currently serves as the investment adviser to each of the Funds and the Master Fund under investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”). CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). To allow the Adviser to continue serving as the investment adviser to the Funds and the Master Fund following the closing of the Transaction, you are being asked to approve new investment management agreements between the Adviser and each of the Funds, which the Board of Directors of the Funds has unanimously approved. As discussed in more detail in the Proxy Statement, you are also being asked to approve certain changes to each Fund’s agreement of limited partnership and to elect new Directors of each of the Funds.

The enclosed Proxy Statement contains additional information about the Proposals.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend and regardless of the number of Interests you own, it is important that your Interests be represented. I urge you to complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your Proxy Card as soon as possible to assure that your Interests are represented at the Meeting.

The Funds are sensitive to the health and travel concerns the Funds’ Partners may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other steps, but the Funds may not deliver additional soliciting materials to Partners or otherwise amend the Funds’ proxy materials. The Funds plan to announce these changes, if any, at www.OkapiVote.com/SPA and encourage you to check this website prior to the Meeting if you plan to attend.

The Board unanimously APPROVED each of the Proposals. The Board recommends that you vote IN FAVOR OF each Proposal.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the Proposal, or to vote your Interests, please call Okapi Partners LLC, our proxy solicitor, toll-free at (877) 274-8654. Thank you for your investment in the Funds.

Sincerely,

/s/ William K. Enszer
William K. Enszer Principal Executive Officer

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your Interests be represented at the Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed Proxy Card or vote by telephone or Internet following the instructions on your Proxy Card as soon as possible. You may withdraw your proxy if you attend the Meeting and desire to vote in person.

Salient Private Access Registered Fund, L.P.

Salient Private Access TEI Fund, L.P.

Salient Private Access Institutional Fund, L.P.
4265 San Felipe, 8th Floor
Houston, Texas 77027

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

Dear Registered Fund Partners, TEI Fund Partners, and Institutional Fund Partners:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the limited partners (the “Partners”) of each of the Salient Private Access Registered Fund, L.P., Salient Private Access TEI Fund, L.P., or Salient Private Access Institutional Fund, L.P. (each a “Fund” and, together, the “Funds”) will be held at the principal office of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Thursday, January 21, 2021 at 10:00 AM (Central Standard Time) to consider the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds and make conforming edits to each Funds’ agreement of limited partnership (each an “LPA” and, together, the “LPAs”) where necessary to reflect the terms of the new investment management agreement;
2.	To approve certain amendments to each Fund’s LPA;
3.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
4.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Funds and each Proposal is applicable to each Fund. The Salient Private Access Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Board of Directors of each of the Funds (the “Board”) has fixed the close of business on November 30, 2020 as the record date for the determination of the Partners of the Funds entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu Secretary

The Board unanimously APPROVED each of the Proposals. The Board recommends that you vote IN FAVOR OF each Proposal.

December 7, 2020

Houston, Texas

IMPORTANT

Partners of the Funds can help avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Partner Meeting to be Held on January 21, 2021. A copy of the Notice of Special Meeting and accompanying Proxy Statement are available at www.OkapiVote.com/SPA.

Salient Private Access Registered Fund, L.P.

Salient Private Access TEI Fund, L.P.

Salient Private Access Institutional Fund, L.P.

4265 San Felipe, 8th Floor

Houston, Texas 77027

PROXY STATEMENT

SPECIAL MEETING OF PARTNERS

TO BE HELD ON JANUARY 21, 2021

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals submitted for your vote.

Q.	What are limited partners (the “Partners”) being asked to vote “FOR” at the upcoming special meeting of Partners on January 21, 2021 (the “Meeting”)?

A.

At the Meeting, Partners of each of the Salient Private Access Registered Fund, L.P., Salient Private Access TEI Fund, L.P., or Salient Private Access Institutional Fund, L.P. (each a “Fund” and, together, the “Funds”), will be voting on the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds and make conforming edits to each Funds’ agreement of limited partnership (each an “LPA” and, together, the “LPAs”) where necessary to reflect the terms of the new investment management agreement;
2.	To approve certain amendments to each Fund’s LPA;
3.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
4.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Funds and each Proposal is applicable to each Fund. The Salient Private Access Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

Q.	Has the Board of Directors of each of the Funds approved the Proposals?

A.	YES, at a meeting of each Fund’s Board of Directors (the “Board” and each member a “Director”) held on November 13, 2020, the Board, including the Directors who are not “interested persons” of the Funds (the “Independent Directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously APPROVED each of the Proposals.

Q.	Will my fees increase if the Proposals are approved?
A.	NO. The Proposals include an IMMEDIATE FEE REDUCTION based on the current assets under management and historical performance.
Q.	Why are Partners being asked to vote on the Proposals? How will the approval of the Proposals affect Partners of the Funds?

A.

Proposal 1

The Adviser currently serves as the investment adviser to each of the Funds and the Master Fund under investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”). CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the 1940 Act. To allow the Adviser to continue serving as the investment adviser to the Funds and the Master Fund following the closing of the Transaction, you are being asked to approve new investment management agreements between the Adviser and each of the Funds (the “New Management Agreements”), which the Board has unanimously approved.

Under the Current Management Agreements, each Fund and the Master Fund pay the Adviser a management fee at the annual rate of 1.00% of the respective Fund’s month-end net assets, except that the Adviser does not receive any management fee at the feeder fund level with respect to assets of a Fund that are invested in the Master Fund. To the extent a Fund invests all of its assets in the Master Fund, a management fee on that Fund’s assets is only paid at the Master Fund level. Each of the Funds currently invests substantially all of its assets in the Master Fund.

The terms of the New Management Agreements are substantially identical to the terms of the Current Management Agreements, except for the commencement and renewal dates and the following:

Management Fees

The New Management Agreements include the following changes to the management fees paid by the Funds at the Master Fund level, which are intended by Cypress Creek to lower the base fees paid to the Adviser by the Master Fund and enhance alignment between the Funds’ Partners and the Adviser (see further detail in the form of New Management Agreement attached to this proxy statement as Exhibit A):

a)	An IMMEDIATE MANAGEMENT FEE REDUCTION for Partners by implementing a tiered management fee based on the overall net assets of the Master Fund with the initial reduced-fee tier commencing at $150 million in net assets, ending at $400 million in net assets and bearing a 90 basis points (“bps”) per annum management fee versus the current flat fee of 100 bps per annum. The tiered fee based on net assets is designed to pass on the benefits of scaling to the Funds’ Partners and improve long-term alignment between the Adviser and the Funds’ Partners. The tiered fee is expected to result in an immediate fee reduction to Partners based on current net assets in the Master Fund of approximately $203 million. The New Management Agreements included the following tiered fee structure based on the Master Fund’s net assets:

i.	At or below $150 million: 100 bps per annum, plus
ii.	Amounts greater than $150 million but at or below $400 million: 90 bps per annum, plus
iii.	Amounts greater than $400 million but at or below $700 million: 80 bps per annum, plus
iv.	Amounts greater than $700 million but at or below $1,000 million: 70 bps per annum, plus
v.	Amounts greater than $1,000 million but at or below $1,500 million: 60 bps per annum, plus
vi.	Amounts greater than $1,500 million: 50 bps per annum; and

b)	The implementation of an incentive fee representing 10% of the return of the Master Fund in excess of a 6% net return annually (“Hurdle Rate”) (calculated and charged at the Master Fund level only and based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually). The incentive fee will be calculated on a “peak to peak,” or “high watermark” basis, which means that the incentive fee will be based solely on new net profits (e.g. if the Master Fund has a net loss in any period followed by a net profit, no incentive fee will be made with respect to such subsequent appreciation until such net loss has been recovered). The incentive fee will commence being accrued on April 1, 2022 with the first potential payment to the Adviser on March 31, 2023. The Hurdle Rate is not cumulative. The incentive fee is designed to further enhance alignment between the Adviser and the Funds’ Partners.

Other Provisions

The New Management Agreements contain certain other clarifying changes intended to address the allocation of research, compliance and consulting expenses to the Funds and regulatory provisions applicable to the Adviser, which do not change the substance of the provisions in a material way.

If the New Management Agreements are approved, the LPA of the Master Fund accordingly will be amended to reflect the change to the management fee structure and the LPAs of the Funds and the Master Fund will be amended to reflect the changes to allocation of expenses (see further detail in the form of LPA attached to this proxy statement as Exhibit B).

In conjunction with the Transaction, Cypress Creek does not anticipate any changes to any of the Funds’ existing investment objectives, strategies, investment restrictions, fundamental or non-fundamental policies. As detailed in the ‘Senior Management of the Adviser Following the Transaction’ section below, if the Transaction is consummated, it will result in changes to the Adviser’s senior management and investment advisory personnel responsible for the day-to-day management of each of the Funds and the Master Fund. The personnel changes are not anticipated to entail any reductions in the quality or scope of the Adviser’s currently rendered services. Upon the closing of the Transaction, Cypress Creek is anticipated to be able to fulfill all of its responsibilities as outlined in the New Management Agreements.

Under the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds under the New Management Agreements only if the agreements are approved by both the Independent Directors and the Partners of each Fund. Accordingly, Partners of the Funds are being asked to approve the New Management Agreements.

Proposal 2

Following the Transaction, Cypress Creek has stated that it intends to seek to implement certain efforts to improve the liquidity of the Funds’ Partners. One such potential effort would entail the Funds offering to repurchase Interests at a price lower than a Fund’s net asset value. The LPAs require that the Funds conduct repurchases of Partner Interests in conformity with tender offer rules. In addition, the LPAs currently require that the amount due to any Partner whose Interest or portion of such Interest is repurchased will be equal to the value of the Partner’s capital account (as defined in the LPA) or portion of such capital account, based on the Fund’s net asset value as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner’s capital account as of that date. Partners of each of the Funds are being asked to approve amendments to the LPAs to allow maximum flexibility under the tender offer rules. In addition to the current requirement for repurchases to be made at such net asset value, which would not change, the LPA changes would permit the Fund to offer to repurchase Interests in a Fund at a price lower than the Fund’s net asset value (see further detail in the form of LPA attached to this proxy statement as Exhibit B). Participation by Partners in any such discounted repurchase offer would be voluntary. Partners would be under no obligation to accept any repurchase offer at a discount to net asset value but could benefit from the potential additional liquidity in the Funds as a result of this flexibility. Also, such flexibility could enable increased liquidity under circumstances where a third party made an offer to the Fund. There would be no dilution of Interests, as Partners choosing not to participate in a discounted repurchase offer would continue to hold Interests worth the same amount as prior to the repurchase offer.

Proposal 3

In connection with the closing of the Transaction, the current Directors would resign from the Board effective upon the closing of the Transaction. Accordingly, Partners of the Funds are being asked to approve the election of the Proposed Directors as Directors of each of the Funds effective upon the closing of the Transaction.

Q.	What happens if the Proposals are not approved?

A.

The consummation of the Transaction is contingent on all Proposals being approved by the Partners of all of the Funds. The Adviser also advises other closed-end investment companies that are not part of this Proxy Statement. Partners of those other funds are voting on similar proposals that relate to the Transaction under the same requirement. The Adviser, Salient and Cypress Creek may seek to cause this condition of the Transaction to be waived to allow for certain proposals to proceed independent of the approval of any other proposals.

If the Transaction is not consummated: (1) the Current Management Agreements would not be terminated and would remain in effect; (2) the LPAs would not be amended; and (3) the current Directors would not resign, and the Proposed Directors would not become Directors of the Funds. Partners are NOT being asked to approve the Transaction. The Board has studied a number of alternatives and, in the event the Transaction is not consummated, the Board will consider a range of options regarding the future of the Funds. In its consideration of various alternatives, the Board has reviewed and unanimously approved these Proposals and recommends the Partners vote FOR the Proposals.

The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Salient and Cypress Creek.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each Proposal.

Q.	What are the primary reasons for the Board’s approval of the Proposals and recommendation that Partners approve the Proposals?

A.

The Board, including all of the Independent Directors, weighed a number of factors in reaching their decision to unanimously approve the Proposals. In advance of the November 13, 2020 meeting of the Board, the Board submitted a comprehensive questionnaire to Cypress Creek. The Board received information relating to a number of important considerations favoring the Transaction, including, among others, Cypress Creek’s discussions regarding the Adviser’s plans for the Funds, potential benefits to the Funds’ Partners, and the entrepreneurial efforts reflected by Cypress Creek’s plans; the representation of Cypress Creek that, based on their understanding of information available concerning services previously provided by the Adviser, that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their Partners as a result of the Transaction; the proposed changes to the fee structure of the Funds; and that the investment personnel expected to be primarily responsible for the day-to-day management of the Funds represent an experienced and cohesive team.

In addition, following the Transaction, Cypress Creek has stated that it intends to seek to implement certain efforts to improve the liquidity of the Funds’ Partners via improved portfolio construction efforts, as well as, through several possible additional post-closing actions, including seeking to redeem small accounts, a potential secondary capital raise from third-parties, including potentially seeking such a party to offer to purchase Master Fund Interests from the Funds or Interests from Partners, and later primary capital raises into the Master Fund and/or Funds.

Excluding the above planned strategic initiatives expected to facilitate bringing forward a significant amount of liquidity for Fund Partners, following the closing of the Transaction and depending on the Funds’ liquidity among other factors, Cypress Creek has stated that it may recommend a transition period of up to three years (the “Transition”) during which it may recommend to the new Board limited liquidity. Additionally, Cypress Creek believes the Adviser may be able to reduce Fund operating expenses without impacting the Adviser’s quality of services to Partners. Cypress Creek believes the Transition would enable sufficient time to reposition the Funds’ portfolio for more regular distributions going forward. There can be no certainty, however, that Cypress Creek could successfully accomplish these potential efforts.

The Board reviewed the qualifications, experience and background of the Proposed Directors and had an opportunity to meet with each of the Proposed Directors electronically prior to the Board meeting.

At the November 13, 2020 Board meeting, the Directors had an opportunity to discuss this information with representatives from Salient and Cypress Creek as they considered appropriate. Throughout this process, the Independent Directors consulted with their independent legal counsel.

The Board’s determinations were based on a comprehensive evaluation of the information provided. During their review, the Directors did not identify any particular information or consideration that was all-important or controlling, and each Independent Director attributed different weights to various factors. Although the Board considered broader issues arising in the context of the proposed Transaction, its determinations with respect to each Fund were made on a fund-by-fund basis. A more detailed summary is included below of the Board’s considerations of a number of the most important, but not necessarily all, of the factors considered.

The Board unanimously APPROVED each Proposal.

Q.	How do I vote?

A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your Interests by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. If you have any questions regarding the Proxy Statement or to quickly vote your shares, please call Okapi Partners LLC toll-free at (877) 274-8654.

* * * *

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished to the Partners of each of the Salient Private Access Registered Fund, L.P. (the “Registered Fund”), Salient Private Access TEI Fund, L.P. (“TEI Fund”), and Salient Private Access Institutional Fund, L.P. (“Institutional Fund” and, together with the Registered Fund and the TEI Fund, the “Funds” or a “Fund” as the context requires), by the Board in connection with the solicitation of Partner votes by proxy to be voted at the Special Meeting of Limited Partners or any adjournments thereof (the “Meeting”) to be held on January 21, 2021, at 10:00 AM (Central Standard Time), at the offices of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to Partners on or about December 9, 2020. The matters to be acted upon at the Meeting are set forth below:

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds and make conforming edits to each Funds’ agreement of limited partnership (each an “LPA” and, together, the “LPAs”) where necessary to reflect the terms of the new investment management agreement;
2.	To approve certain amendments to each Fund’s LPA;
3.	To approve the election of each of William P. Prather, CFA, CPA, III, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
4.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Funds and each Proposal is applicable to each Fund. The Master Fund, in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of Interests voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Each Fund’s most recent annual and semi-annual reports to Partners are available at no cost. To request a report, please contact Okapi Partners at SpaFund@okapipartners.com, call toll-free at (877) 274-8654 or write to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas.

The Funds

The Registered Fund

The Registered Fund, a Delaware limited partnership, is registered under the 1940 Act as a closed-end management investment company. The Registered Fund invests substantially all of its investable assets in the Master Fund.

The TEI Fund

The TEI Fund, a Delaware limited partnership, is registered under the 1940 Act as a closed-end management investment company. The TEI Fund invests substantially all of its investable assets in The Endowment Offshore TEI Fund, Ltd. a Cayman Islands exempted company limited by shares that has the same investment objective as the TEI Fund (the “Offshore Fund”). The Offshore Fund in turn invests substantially all of its investable assets in the Master Fund.

The Institutional Fund

The Institutional Fund, a Delaware limited partnership, is registered under the 1940 Act as a closed-end management investment company. The Institutional Fund invests substantially all of its investable assets in the Master Fund.

The Master Fund

The Master Fund, a Delaware limited partnership, is registered under the 1940 Act, as a closed-end management investment company. The Master Fund invests its assets in a portfolio of investment vehicles including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles generally referred to as hedge funds and private equity funds (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments.

Proposal 1 — Approval of a New Agreement with the Adviser

Background

Endowment Advisers, L.P. (the “Adviser”) serves as investment adviser to each of the Funds and the Master Fund pursuant to investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”) dated as shown below and most recently approved by the Board on October 22, 2020.

	Date of Current Management Agreement	Date Approved by Initial Partners
Registered Fund	January 16, 2004	January 16, 2004
TEI Fund	March 10, 2005	March 10, 2005
Institutional Fund	December 8, 2009	December 8, 2009
Master Fund	March 10, 2004	March 10, 2004

The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 4265 San Felipe, 8th Floor, Houston, Texas 77027. Under the Current Management Agreements, the Adviser is responsible for the day-to-day management of each of the Funds and the Master Fund and is responsible for developing, implementing, and supervising each Fund’s investment program subject to the ultimate supervision of the Board. The Board provides broad oversight over the operations and affairs of the Funds and the Master Fund. As explained in more detail below, the Partners are being asked to approve a new investment management agreement between the Adviser and each Fund (the “New Management Agreements”), which the Board has unanimously approved.

The Current Management Agreements each contain a provision, pursuant to the 1940 Act, requiring that the agreement terminate in the event of its “assignment.” Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the 1940 Act. To allow the Adviser to continue serving as the investment adviser to each of the Funds and the Master Fund following the closing of the Transaction, Partners are being asked to approve the New Management Agreements. Neither any of the Funds’ nor the Master Fund’s investment objective will change as a result of the Transaction, and Partners will continue to own the same Interests in the same Funds. In addition, AN IMMEDIATE REDUCTION IN FEES IS PROPOSED based on current assets under management.

Under the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds following the closing of the Transaction under the New Management Agreements only if the agreements are approved by both the Independent Directors and Partners of the Funds. Accordingly, Partners of the Funds are being asked to approve the New Management Agreement.

Senior Management of the Adviser Following the Transaction

If the Transaction is consummated, it will result in changes to the Adviser’s senior management and investment advisory personnel responsible for the day-to-day management of each of the Funds and the Master Fund. Under the 1940 Act, the Adviser can continue to serve as the investment adviser to each of the Funds following the closing of the Transaction under the New Management Agreements only if the agreements are approved by the Independent Directors and Partners of the Funds. The Independent Directors have unanimously approved the New Management Agreements, and accordingly, Partners of each of the Funds are being asked to approve the New Management Agreement. Following the Transaction, it is expected that the persons described below will be responsible for the investment advisory program of each of the Funds and the Master Fund.

After the closing of the Transaction, William P. Prather, III, CFA, CPA, Cypress Creek Chief Investment Officer and a Cypress Creek Founding Partner, and Richard A. Rincon, a Cypress Creek Founding Partner (collectively, the “Founding Partners”), will be the portfolio managers of the Funds. The Founding Partners have worked closely together for the last six years and represent a cohesive team together with the rest of the Cypress Creek personnel. Based on the Founding Partners’ prior experience managing multi-billion dollar portfolios with similar strategies to the Funds, Cypress Creek is anticipated to be able to fulfill its portfolio management responsibilities as outlined in the New Management Agreements. Cypress Creek plans to engage additional investment professionals over the next twelve months to augment the Adviser’s management capabilities, with an eventual intended target of a four-person investment team, inclusive of the Founding Partners. Cypress Creek is headquartered at 712 W. 34th Street, Suite 101, Austin, TX 78705.

The Adviser’s client services and distribution platform will be overseen by the Adviser’s current Chief Administrative Officer, who will lead client services, reporting, and distribution, which is anticipated to provide significant continuity in this regard. The Adviser’s back-office functions will be overseen by Cypress Creek’s Chief Operating Officer, who has worked closely with the Founding Partners for approximately four years and who will lead accounting, compliance and other operating activities of the Adviser. In addition, under a transition services agreement that will become effective at closing of the Transaction, Salient has agreed to provide transition services to the Adviser, at the Adviser’s expense, for a period of up to twelve months following the Transaction. These steps are intended to assist continuity in delivery of services for the benefit of Partners in the Funds.

Following the Transaction, Cypress Creek expects to implement efforts to improve the liquidity of the Funds’ Partners via portfolio construction efforts. In addition, post-closing of the Transaction, Cypress Creek intends that the Adviser will recommend to the new Board certain initiatives expected to facilitate bringing forward a significant amount of liquidity to Partners. While there can be no guarantee that such steps will be taken successfully, Cypress Creek intends that the Adviser will recommend:

a)	Small Account Redemptions (Accounts less than $50,000): Immediately following the closing of the Transaction, subject to Board approval, a finding by the new Board that it is in the best interest of the Funds and the Funds’ liquidity, Cypress Creek intends the Adviser to recommend the redemption of Partners maintaining account balances less than $50,000, the original minimum investment amount of the Funds. It is Cypress Creek’s expectation that these redemptions will be completed in two phases. Subject to the foregoing, the initial phase is expected to occur as soon as reasonably practicable after the closing of the Transaction and include accounts with balances below $25,000. The second and final phase is expected to occur within 180 days of the closing of the Transaction and include all remaining accounts with balances below $50,000.

b)	Secondary (Up to $50 million of liquidity): Following the closing of the Transaction and subject to requisite approvals and regulatory requirements, Cypress Creek intends the Adviser to seek to facilitate a third party capital raise of up to $50 million that will provide liquidity to participating selling Partners via a third-party tender offer at a market-determined discount to the most recent net asset values of the Funds (the “Secondary”). Cypress Creek intends the Adviser to facilitate the closing of any such Secondary within 180 days of the closing of the Transaction.

c)	New Capital Raise (Up to $50 million): Following the closing of the Transaction, the Small Account Redemptions mentioned above, and the Secondary, Cypress Creek intends to seek to raise up to $50 million in additional third-party capital for primary investing purposes by the Master Fund (the “Primary”). Cypress Creek intends to undertake the Primary within the first calendar year following the closing of the Transaction. The current target Primary amount is $25 million.

Excluding the above planned strategic initiatives expected to facilitate bringing forward a significant amount of liquidity for Fund Partners, following the closing of the Transaction and depending on the Funds’ liquidity among other factors, Cypress Creek has stated that it may recommend a transition period of up to three years (the “Transition”) during which it may recommend to the new Board limited liquidity. Additionally, Cypress Creek believes the Adviser may be able to reduce Fund operating expenses without impacting the Adviser’s quality of services to Partners. Cypress Creek believes the Transition would enable sufficient time to reposition the Funds’ portfolio for more regular distributions going forward. There can be no certainty, however, that Cypress Creek could successfully accomplish these potential efforts.

None of the Funds’ or the Master Fund’s current directors or officers is an officer, employee, director, general partner or shareholder of Cypress Creek. Moreover, no Independent Director has any material interest in a material transaction with Cypress Creek or its affiliates.

The Current and New Management Agreements

Under the Current Management Agreements, each Fund and the Master Fund pay the Adviser a management fee at the annual rate of 1.00% of the respective Fund’s month-end net assets, except that the Adviser does not receive any management fee at the feeder fund level with respect to assets of a Fund that are invested in the Master Fund. To the extent a Fund invests all of its assets in the Master Fund, a management fee on that Fund’s assets is only paid at the Master Fund level. Each of the Funds currently invests substantially all of its assets in the Master Fund. During the fiscal year ended December 31, 2019, the Master Fund paid the Adviser the aggregate management fees shown below.

	Total Management Fees Paid To Adviser For Fiscal Year Ended 12/31/19	Total Management Fees Adviser Would Have Received Had The Proposed Fee Structure Been In Place For Fiscal Year Ended 12/31/19	Difference Between Actual and Proposed Fees Expressed as a % of Actual Fees	Total Aggregate Fees Paid To Adviser For Fiscal Year Ended 12/31/19*
Master Fund	$ 2,335,859	$ 2,254,141	(3.50) %	$ 2,335,859

*	In addition to investment advisory services, the Adviser also functions as the servicing agent of the Master Fund, and as such is compensated for providing or procuring investor services and administrative assistance for the Master Fund. The Adviser in turn uses the majority of this compensation to pay intermediaries providing such investor services and administrative assistance.

Of the above totals, each of the Funds indirectly paid the Adviser the aggregate management fees shown below.

	Total Management Fees Indirectly Paid To Adviser For Fiscal Year Ended 12/31/19	Total Management Fees Adviser Would Have Indirectly Received Had The Proposed Fee Structure Been In Place For Fiscal Year Ended 12/31/19	Difference Between Actual and Proposed Fees Expressed as a % of Actual Fees	Total Aggregate Fees Paid Indirectly To Adviser For Fiscal Year Ended 12/31/19*
Registered Fund	$ 1,014,794	$ 979,295	(3.50) %	$ 2,025,963
TEI Fund	$ 942,881	$ 909,892	(3.50) %	$ 1,878,761
Institutional Fund	$ 72,555	$ 70,017	(3.50) %	$ 97,757

*	In addition to investment advisory services, the Adviser also functions as the servicing agent of each Fund, and as such is compensated for providing or procuring investor services and administrative assistance for the Funds. The Adviser in turn uses the majority of this compensation to pay intermediaries providing such investor services and administrative assistance.

New Management Fees

The New Management Agreements include the following changes to the management fees paid by the Funds at the Master Fund level, which are intended by Cypress Creek to lower the base fees paid to the Adviser by the Master Fund and enhance alignment between the Funds’ Partners and the Adviser (see further detail in the form of New Management Agreement attached to this proxy statement as Exhibit A):

a)	An IMMEDIATE MANAGEMENT FEE REDUCTION for Partners by implementing a tiered management fee based on the overall net assets of the Master Fund with the initial reduced-fee tier commencing at $150 million in net assets, ending at $400 million in net assets and bearing a 90 basis points (“bps”) per annum management fee versus the current flat fee of 100 bps per annum. The tiered fee based on net assets is designed to pass on the benefits of scaling to the Funds’ Partners and improve long-term alignment between the Adviser and the Funds’ Partners. The tiered fee is expected to result in an immediate fee reduction to Partners based on current net assets in the Master Fund of approximately $203 million. The New Management Agreements included the following tiered fee structure based on the Master Fund’s net assets:

i.	At or below $150 million: 100 bps per annum, plus
ii.	Amounts greater than $150 million but at or below $400 million: 90 bps per annum, plus
iii.	Amounts greater than $400 million but at or below $700 million: 80 bps per annum, plus

iv.	Amounts greater than $700 million but at or below $1,000 million: 70 bps per annum, plus
v.	Amounts greater than $1,000 million but at or below $1,500 million: 60 bps per annum, plus
vi.	Amounts greater than $1,500 million: 50 bps per annum; and

b)	The implementation of an incentive fee representing 10% of the return of the Master Fund in excess of a 6% net return annually (“Hurdle Rate”) (calculated and charged at the Master Fund level only and based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually). The incentive fee will be calculated on a “peak to peak,” or “high watermark” basis, which means that the incentive fee will be based solely on new net profits (e.g. if the Master Fund has a net loss in any period followed by a net profit, no incentive fee will be made with respect to such subsequent appreciation until such net loss has been recovered). The incentive fee will commence being accrued on April 1, 2022 with the first potential payment to the Adviser on March 31, 2023. The Hurdle Rate is not cumulative. The incentive fee is designed to further enhance alignment between the Adviser and the Funds’ Partners.

Registered Fund

	Current Fees & Expenses	Pro Forma Fees & Expenses
PARTNER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of purchase amount)	None	None
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees(1)	1.00%	0.96%
Other Expenses(2)	2.21%	2.21%
TOTAL ANNUAL FUND OPERATING EXPENSES	3.21%	3.17%
Acquired Fund Fees and Expenses(3)	2.80%	2.80%
TOTAL ANNUAL EXPENSES(4)	6.01%	5.97%

(1)	As a contractual matter, so long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund does not directly pay the Adviser an investment management fee, however, the Registered Fund's Partners bear an indirect share of the Master Fund's investment management fee, through the Registered Fund's investment in the Master Fund.

(2)	Other Expenses include the Servicing Fee of 1.00% on an annualized basis out of the Registered Fund's assets, the Registered Fund's direct operating expenses of approximately 0.20% (including professional fees, transfer agency fees and other operating expenses) and the Registered Fund's pro rata share of the operating expenses borne directly at the Master Fund level of approximately 1.01% (these expenses include administration fees, custodial fees, professional fees, interest expense and other operating expenses). Other costs may be allocated between the Master Fund and the Registered Fund, as appropriate. As discussed above, the Registered Fund pays a Servicing Fee of 1.00% on an annualized basis out of the Fund's assets. The majority of the Servicing Fee is passed through to Sub-Administrative Servicing Agents , which are paid by the Administrative Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

(3)	The Acquired Fund Fees and Expenses include the Registered Fund's share of operating expenses and performance-based incentive fees of the underlying Investment Funds. The Acquired Fund Fees and Expenses are based on assumptions as to the specific Investment Funds to be held by the Registered Fund. The costs incurred at the underlying Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition, the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Managers in order to seek to enhance or preserve the Investment Funds' returns. Of the approximately 2.80% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.13% in management fees, approximately 1.66% in other expenses (trading, etc.) and approximately 0.02% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. There are several components that go into the calculation and for some Investment Funds, complete, updated information was not available. Generally, the calculation is based on responses received from the underlying Investment Funds, the most recent shareholder reports, the most recent investor communication (which in some cases may be the Investment Funds offering documents) or other materials/communications from/with the underlying Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Investment Managers of the Investment Funds will range from 0.5% to 3% (annualized) of the average NAV of the Master Fund's investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 30% of an Investment Fund's net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Fund or the Adviser and represent the costs incurred to invest in the underlying Investment Funds.

(4)	The “Total Annual Expenses” of the Registered Fund disclosed above differs from the ratio of expenses to average net assets (Fund expense ratio) included in the Financial Highlights section of the financial statements in the Registered Fund's June 30, 2020 shareholders' report. The financial statements in the Registered Fund's shareholders report depict the Fund's direct expenses and the Fund's pro rata allocation of those expenses incurred directly at the Registered Fund level, but do not include in expenses the portion of Acquired Fund Fees and Expenses that represent costs incurred at the underlying Investment Fund level, as required to be disclosed in the above table.

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Registered Fund will bear directly or indirectly. The following example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Registered Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Registered Fund.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in the Registered Fund, assuming a 5% annual return:
Current Fees	$60	$178	$293	$572
Pro Forma Fees and Expenses	$59	$177	$292	$569

TEI Fund

	Current Fees & Expenses	Pro Forma Fees & Expenses
PARTNER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of purchase amount)	None	None
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees(1)	1.00%	0.96%
Other Expenses(2)	3.20%	3.20%
TOTAL ANNUAL FUND OPERATING EXPENSES	4.20%	4.16%
Acquired Fund Fees and Expenses(3)	2.80%	2.80%
TOTAL ANNUAL EXPENSES(4)	7.00%	6.96%

(1)	As a contractual matter, so long as the TEI Fund invests all of its investable assets in the Offshore Fund, which in turn invests all of its investable assets in the Master Fund, the TEI Fund does not directly pay the Adviser an investment management fee, however, as reflected in the preceding line item in the Fee Table, the TEI Fund's Partners bear an indirect share of the Master Fund's investment management fee, through the TEI Fund's indirect investment in the Master Fund. If the TEI Fund invested directly, it would pay the Adviser the investment management fee.

(2)	Other Expenses include the Servicing Fee of 1.00% on an annualized basis out of the TEI Fund's assets, the TEI Fund's direct operating expenses of approximately 0.25% (including professional fees, transfer agency fees and other operating expenses) and the TEI Fund's pro rata share of the operating expenses borne directly at the Offshore Fund level and at the Master Fund level of approximately 1.95% (these expenses include administration fees, custodial fees, professional fees, any interest expense, withholding tax and other operating expenses). As discussed above, the TEI Fund pays a Servicing Fee of 1.00% on an annualized basis out of the TEI Fund's assets. The majority of the Servicing Fee is passed through to Sub-Servicing Agents, which are paid by the Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents.

(3)	The Acquired Fund Fees and Expenses include the TEI Fund's share of operating expenses and performance-based incentive fees of the underlying Investment Funds. The Acquired Fund Fees and Expenses are based on assumptions as to the specific Investment Funds to be held by the TEI Fund. The costs incurred at the underlying Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition, the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Managers in order to seek to enhance or preserve the Investment Funds' returns. Of the approximately 2.80% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.13% in management fees, approximately 1.66% in other expenses (trading, etc.) and approximately 0.02% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. There are several components that go into the calculation and for some Investment Funds, complete, updated information was not available. Generally, the calculation is based on responses received from the underlying Investment Funds, the most recent shareholder reports, the most recent investor communication (which in some cases may be the Investment Funds offering documents) or other materials/communications from/with the underlying Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Investment Managers of the Investment Funds will range from 0.5% to 3% (annualized) of the average NAV of the Master Fund's investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 30% of an Investment Fund's net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Fund or the Adviser and represent the costs incurred to invest in the underlying Investment Funds.

(4)	The “Total Annual Expenses” of the TEI Fund disclosed above differs from the ratio of expenses to average net assets (Fund expense ratio) included in the Financial Highlights section of the financial statements in the TEI Fund's June 30, 2020 shareholders' report. The financial statements in the TEI Fund's shareholders report depict the Fund's direct expenses and the Fund's pro rata allocation of those expenses incurred directly at the TEI Fund level, but do not include in expenses the portion of Acquired Fund Fees and Expenses that represent costs incurred at the underlying Investment Fund level, as required to be disclosed in the above table.

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the TEI Fund will bear directly or indirectly. The following example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the TEI Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the TEI Fund.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in the TEI Fund, assuming a 5% annual return:
Current Fees	$69	$204	$333	$634
Pro Forma Fees and Expenses	$69	$203	$332	$632

Institutional Fund

	Current Fees & Expenses	Pro Forma Fees & Expenses
PARTNER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of purchase amount)	None	None
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees(1)	1.00%	0.96%
Other Expenses(2)	2.59%	2.59%
TOTAL ANNUAL FUND OPERATING EXPENSES	3.59%	3.55%
Acquired Fund Fees and Expenses(3)	2.80%	2.80%
TOTAL ANNUAL EXPENSES(4)	6.39%	6.35%

(1)	As a contractual matter, so long as the Institutional Fund invests all of its investable assets in the Master Fund, the Institutional Fund does not directly pay the Adviser an investment management fee, however, the Institutional Fund's Partners bear an indirect share of the Master Fund's investment management fee, through the Institutional Fund's investment in the Master Fund.

(2)	Other Expenses include the Administrative Servicing Fee of 0.35% on an annualized basis out of the Institutional Fund's assets, the Institutional Fund's direct operating expenses of approximately 1.22% (including professional fees, transfer agency fees, and other operating expenses) and the Institutional Fund's pro rata share of the operating expenses borne directly at the Master Fund level of approximately 1.02% (these expenses include administration fees, custodial fees, professional fees, interest expense and other operating expenses). Other costs may be allocated between the Master Fund and the Institutional Fund, as appropriate. As discussed above, the Institutional Fund pays an Administrative Servicing Fee of 0.35% on an annualized basis out of the Fund's assets. The majority of the Servicing Fee is passed through to Sub-Administrative Servicing Agents, which are paid by the Administrative Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

(3)	The Acquired Fund Fees and Expenses include the Institutional Fund's share of operating expenses and performance-based incentive fees of the underlying Investment Funds. The Acquired Fund Fees and Expenses are based on assumptions as to the specific Investment Funds to be held by the Institutional Fund. The costs incurred at the underlying Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition, the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Managers in order to seek to enhance or preserve the Investment Funds' returns. Of the approximately 2.80% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.13% in management fees, approximately 1.66% in other expenses (trading, etc.) and approximately 0.02% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. There are several components that go into the calculation and for some Investment Funds, complete, updated information was not available. Generally, the calculation is based on responses received from the underlying Investment Funds, the most recent shareholder reports, the most recent investor communication (which in some cases may be the Investment Funds offering documents) or other materials/communications from/with the underlying Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Investment Managers of the Investment Funds will range from 0.5% to 3% (annualized) of the average NAV of the Master Fund's investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 30% of an Investment Fund's net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Fund or the Adviser and represent the costs incurred to invest in the underlying Investment Funds.

(4)	The “Total Annual Expenses” of the Institutional Fund disclosed above differs from the ratio of expenses to average net assets (Fund expense ratio) included in the Financial Highlights section of the financial statements in the Institutional Fund's June 30, 2020 shareholders' report. The financial statements in the Institutional Fund's shareholders report depict the Fund's direct expenses and the Fund's pro rata allocation of those expenses incurred directly at the Institutional Fund level, but do not include in expenses the portion of Acquired Fund Fees and Expenses that represent costs incurred at the underlying Investment Fund level, as required to be disclosed in the above table.

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Institutional Fund will bear directly or indirectly. The following example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Institutional Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Institutional Fund.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in the Institutional Fund, assuming a 5% annual return:
Current Fees	$63	$188	$309	$596
Pro Forma Fees and Expenses	$63	$187	$307	$594

Other Provisions

The New Management Agreements contain certain other clarifying changes intended to address the allocation of research, compliance and consulting expenses to the Funds and regulatory provisions applicable to the Adviser, which do not change the substance of the provisions in a material way.

If the New Management Agreements are approved, the LPA of the Master Fund will be amended to reflect the change to the management fee structure and the LPAs of the Funds and the Master Fund will be amended to reflect the changes to allocation of expenses described in this Proposal (see further detail in the form of LPA attached to this proxy statement as Exhibit B).

Except for the changes to the management fee structure noted above, certain provisions related to expense allocations, compliance with laws, board reporting, recordkeeping, holdings information and pricing and custody and differences in the effective and renewal dates, the Current and New Management Agreements are the same in all material respects. A form of the New Management Agreement is attached to this proxy statement as Exhibit A. Any discussion of the New Management Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Under the Current Management Agreements and the New Management Agreements, the Adviser acts as investment adviser to each of the Funds and the Master Fund and continuously manages and supervises the investment programs of each of the Funds and the Master Fund and the composition of the investment portfolios in a manner consistent with the investment objectives, policies, and restrictions of each of the Funds and the Master Fund, as set forth in their respective registration statements and as may be adopted from time to time by the Board. In this capacity, the Adviser determines what investments will be purchased, held, sold or exchanged by the Funds and the Master Fund and what portion, if any, of the assets will be held uninvested.

Consistent with the Current Management Agreements, under the New Management Agreements the Adviser shall not be responsible, except to the extent of the reasonable compensation of each Fund’s or the Master Fund’s employees who are partners, directors, officers, or employees of the Adviser whose services may be involved, for the following expenses of a Fund or the Master Fund: all fees and expenses directly related to portfolio transactions and positions for the fund’s account such as direct and indirect expenses associated with the fund’s investments, including its investments in Investment Funds, and enforcing the fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the fund; professional fees (including, without limitation, expenses of consultants, experts and specialists engaged by the Fund); reasonable research expenses of the Adviser, including, but not limited to, travel expenses, systems and database subscriptions related to the selecting and monitoring of Investment Funds; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of limited partnership Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the fund; all costs and charges for equipment or services used in communicating information regarding the fund’s transactions among the Adviser and any custodian or other agent engaged by the fund; bank services fees; expenses of preparing, printing, and distributing, including related investor portals; copies of offering memoranda and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; expenses relating to investor and public relations; compliance and related consultant costs; and extraordinary expenses such as litigation expenses.

Under the Current Management Agreements and the New Management Agreements, each Fund and the Master Fund will indemnify the Adviser and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful.

Notwithstanding any of the foregoing, the indemnification provisions of the Current Management Agreements and the New Management Agreements shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law.

If approved by Partners, each New Management Agreement will remain in effect with respect to the applicable Fund and the Master Fund until the date which is two years from the consummation of the Transaction, and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Board who are not parties to the New Management Agreements or interested persons (as defined in the 1940 Act) of any party to the New Management Agreements, or of any entity regularly furnishing investment advisory services with respect to the Funds or the Master Fund pursuant to an agreement with any party to the New Management Agreements, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of each Fund. Each New Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of a Fund or the Master Fund, or by the Adviser. Consistent with the Current Management Agreements, each New Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Director Actions, Considerations, and Recommendations

At a meeting of the Board held on November 13, 2020, the Directors, including the Independent Directors, considered the approval of the New Management Agreements. The Independent Directors were provided information from the Funds’ outside legal counsel and met separately in an executive session. During the executive session, the Independent Directors spent additional time reviewing and discussing the information and materials that had been furnished in advance of the meeting by Cypress Creek in response to specific requests of the Board (the “Cypress Creek Materials”). The Board noted that the terms of the New Management Agreements are substantially the same as the terms of the Current Management Agreements, except for the commencement and renewal dates, the changes to the management fee structure, and certain provisions summarizing Adviser obligations regarding compliance with laws, board reporting, recordkeeping, holdings information and pricing and custody.

A presentation was made by Cypress Creek at the Board meeting regarding the services to be provided by the Adviser pursuant to the New Management Agreements, including how such services would be affected by the proposed Transaction. Through this presentation, and the Cypress Creek Materials, the Board received and considered information regarding the nature, extent and quality of the services to be provided to the Funds by the Adviser following the consummation of the Transaction.

The Board reviewed the investment objectives and policies of the Funds and the qualifications, backgrounds and responsibilities of the senior investment professionals who are proposed to be primarily responsible for the Funds’ and Master Fund’s portfolio management following the consummation of the Transaction. The Board also considered the Adviser’s role in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board took into account Cypress Creek’s discussions regarding the Adviser’s plans for the Funds, potential benefits to the Funds’ Partners, and the entrepreneurial efforts reflected by Cypress Creek’s plans. The Board concluded that the experience of Cypress Creek’s senior personnel, its teamwork and its planned continuity in Adviser operations should enable the Adviser to provide high quality investment and other services to the Funds.

The Board also reviewed with the Adviser a presentation of the Funds’ performance. Neither the Adviser nor Cypress Creek act as an investment adviser or subadviser to any other registered investment companies or series thereof, or private funds, having investment objectives and strategies similar to those of the Funds. In addition, the Board reviewed and considered the fee structure of other funds that have objectives and strategies that are similar to those of the Funds. The Board reviewed and discussed the fees and the expense ratios of the Funds, as well as the fees and expense ratios of other funds. The Board considered the proposed fee breakpoints, immediate reduction in management fee arising therefrom, and potential growth plans, as well as the possible impact of the performance fee applying in the future and the incentives to the Adviser arising therefrom. In consideration of such factors, the Board concluded that the management fee in the New Management Agreements would be reasonable and fair to investors

The Board reviewed information prepared by Cypress Creek concerning anticipated profits to be realized by it with respect to the Funds. The Board noted that the Adviser will continue to be responsible for any salaries and employee benefit expenses of any employees involved in the management and conduct of the Funds’ business and affairs and related overhead (including rent and other similar items). As such, the Funds will not be responsible for expenses not set forth in the LPAs. The Board noted Cypress Creek’s discussion of potential expense reductions and savings. In evaluating the anticipated profitability of the Adviser with respect to the Funds, the Board took into account the expenses expected to be borne by the Adviser and the Adviser’s resources that will be utilized in managing the Funds, and concluded that potential profits were reasonable.

The Board in addition noted that to the extent economies of scale arise from any future growth, the New Management Agreements would recognize such growth with reduced marginal fee rates. The Board also noted the efforts outlined by Cypress Creek for the Adviser with respect to investor liquidity in the Funds and the potential impact of such plans on the Funds, concluding that the plans may to the extent fulfilled benefit Fund investors.

Based on its discussions and considerations in their totality, with no single factor being determinative or dispositive, the Board unanimously APPROVED the New Management Agreements.

Additional Considerations

The Board was informed that Cypress Creek and the Adviser have agreed to take certain actions.

First, for a period of three years after the change of control, at least 75% of the Directors of each of the Funds will be Independent Directors. As discussed in more detail in Proposal 3 below, Partners are requested to approve five (5) Proposed Directors, four (4) of whom would serve as Independent Directors.

Second, an “unfair burden” must not be imposed on any of the Funds or the Master Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The Board was advised that Cypress Creek and the Adviser, after due inquiry, do not believe that there will be, and are not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on a Fund or the Master Fund as a result of the change of control of the Adviser.

Board Recommendation for Proposal 1

The Board, including all of the Independent Directors, has voted to unanimously APPROVE the New Management Agreements.

The Board recommends that you vote FOR Proposal 1 to approve the New Management Agreements.

Proposal 2 — Amendment of LPAs

As discussed above in Proposal 1, Cypress Creek has stated that it intends to seek to implement certain efforts to improve the liquidity of the Funds’ Partners following the Transaction. One such potential effort would entail the Funds offering to repurchase Interests at a price lower than a Fund’s net asset value. The LPAs require that the Funds conduct repurchases of Partner Interests in conformity with tender offer rules. In addition, the LPAs currently require that the amount due to any Partner whose Interest or portion of such Interest is repurchased will be equal to the value of the Partner’s capital account (as defined in the LPA) or portion of such capital account, based on the Fund’s net asset value as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner’s capital account as of that date. Partners of each of the Funds are being asked to approve amendments to the LPAs to allow maximum flexibility under the tender offer rules. In addition to the current requirement for repurchases to be made at such net asset value, which would not change, the LPA changes would permit the Fund to offer to repurchase Interests in a Fund at a price lower than the Fund’s net asset value (see further detail in the form of LPA attached to this proxy statement as Exhibit B). Participation by Partners in any such discounted repurchase offer would be voluntary. Partners would be under no obligation to accept any repurchase offer at a discount to net asset value but could benefit from the potential additional liquidity in the Funds as a result of this flexibility. Also, such flexibility could enable increased liquidity under circumstances where a third party made an offer to the Fund. There would be no dilution of Interests, as Partners choosing not to participate in a discounted repurchase offer would continue to hold Interests worth the same amount as prior to the repurchase offer.

Cypress Creek has stated it believes the proposed LPA changes will provide Partners with enhanced flexibility in exploring potential future liquidity alternatives. Cypress Creek has stated it recognizes Partners’ periodic desire for additional liquidity and has represented that it aims to conform the LPAs to those potential needs. No Partner will have any obligation to participate in potential discounted repurchase offers as they would be strictly voluntary.

The proposed revision to each LPA is marked in the below (see further detail in the form of LPA attached to this proxy statement as Exhibit B). Any discussion of amendments to the LPAs in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

Section 4.5(e)

Repurchases of Interests or portions of Interests by the Partnership will be payable promptly after the date of each repurchase or, in the case of an offer by the Partnership to repurchase Interests or portions of Interests, promptly after the expiration date of the repurchase offer in accordance with the terms of the repurchase offer. Payment of the purchase price for an Interest or portion of an Interest will consist of: (1) cash or a promissory note, which will be non-transferable and need not bear interest, in an amount equal to the percentage, as may be determined by the Directors, of the estimated unaudited net asset value of the Interest or portion of an Interest repurchased by the Partnership determined as of the date of the repurchase (the “Initial Payment”); and (2) if determined to be appropriate by the Directors or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note, which may or may not be incorporated into the note applicable to the Initial Payment, entitling its holder to a contingent payment (the “Post-Audit Payment”) equal to the excess, if any, of (A) the net asset value of the Interest or portion of an Interest repurchased by the Partnership as of the date of the repurchase, determined based on the audited financial statements of the Partnership for the Fiscal Year in which the repurchase was effective, over (B) the Initial Payment. Any obligation under such a promissory note with respect to the Initial Payment will be due and payable not more than 30 days after the date of repurchase or, if the Partnership has requested withdrawal of its capital from any Investment Funds in funding the repurchase of Interests, ten Business Days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from the Investment Funds. Any obligation under such a promissory note with respect to the Post-Audit Payment will be due and payable promptly following the preparation of the applicable audited financial statements.

Notwithstanding anything to the contrary in this Section 4.5(e), the Directors, in their discretion, may cause the Partnership to pay all or any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests or portions of Interest will be subject to any and all conditions as the Directors may impose in their sole discretion. The General Partner may, in its discretion, cause the Partnership to repurchase a Limited Partner’s entire Interest, if the Limited Partner’s Capital Account balance in such Partnership, as a result of repurchase or Transfer requests by the Limited Partner, is less than $100,000 or such other minimum amount established by the General Partner from time to time in its sole discretion. ~~Subject to the procedures of this Section 4.5(e), the amount due to any Partner whose Interest or portion of an Interest is repurchased will be equal to the value of the Partner’s Capital Account or portion of such Capital Account, as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner’s Capital Account as of that date.~~ If a Limited Partner’s entire Interest is repurchased, that Limited Partner will cease to be a Limited Partner.

At the November 13, 2020 Board meeting, the Board, including all of the Independent Directors, unanimously approved Proposal 2, subject to Partner approval. The Board considered a written and oral presentation from Cypress Creek outlining the reasons for changing the LPA provision of each Fund relating to the repurchase of Interests by the Fund. In particular, the Board considered the Cypress Creek’s representations that the proposed revision to the LPAs: (1) would afford Cypress Creek greater flexibility to create opportunities for Partner liquidity; (2) would not obligate any Partner to accept any repurchase offer at a discount to net asset value; and (3) would not cause any dilution of Interests of Partners who decline to participate in a discounted repurchase offer.

The Board, including the Independent Directors, concluded that the Cypress Creek’s representations were reasonable and that the proposed revision of each of the LPAs was appropriate, and the Board unanimously APPROVED the amendment of the LPAs.

Board Recommendation for Proposal 2

The Board, including all of the Independent Directors, has voted to unanimously APPROVE the Amendment of the LPAs.

The Board recommends that you vote FOR Proposal 2 to approve the Amendment to the LPAs.

Proposal 3 — Election of Directors

Proxies will be voted for the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors to hold office for an indefinite term until resignation or termination in accordance with each Fund’s LPA, as amended from time to time. None of the Proposed Directors currently serve as Directors of the Funds. Each Proposed Director has consented to serve as a Director if elected.

Although the Board does not have a standing nominating committee, the Independent Directors as a whole act as the nominating committee. The Independent Directors reviewed the qualifications, experience and background of the Proposed Directors and voted to nominate them for approval by the entire Board, which in turn unanimously approved their nomination for election by Partners to serve as Directors of each of the Funds. The Board believes that the Proposed Directors are well suited for service on the Board due to their knowledge of and experience with the financial services sector and investment fund industry as demonstrated by their biographical information below. As Cypress Creek’s Chief Investment Officer, Mr. Prather oversees all aspects of Cypress Creek’s investment activities and day-to-day operations and would provide the Board with institutional knowledge of Cypress Creek as an Interested Director of the Funds.

In the event that a Proposed Director is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. None of the Proposed Directors is related to any other Proposed Director or current or proposed officer of the Funds, nor is any current Director or officer related to another Director or officer of the Funds. The business address of each of: William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA is 712 W. 34th Street, Suite 101, Austin, TX 78705 (c/o Cypress Creek Partners). Election of Directors is non-cumulative. Each of the five (5) Proposed Directors receiving the highest number of votes cast will be elected, as long as a quorum is present at the Meeting. No Proposed Director is a party adverse to the Funds, the Master Fund, or any of their affiliates in any material pending legal proceeding, nor does any Proposed Director have an interest materially adverse to the Funds or the Master Fund. The Funds do not have a policy on Director attendance at special meetings of Partners.

The Board believes that each Proposed Director has the qualifications, experience, background and skills appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. Each Proposed Director has a demonstrated record of business and/or professional accomplishment that indicates that he or she has the ability to critically review, evaluate and assess information provided to him or her. Each Proposed Director is well suited for service on the Board due to his or her knowledge of the financial services sector, and substantial experience in serving as a director, officer and adviser to open-end and closed-end investment funds and/or their sponsors.

The information provided below, and above, is not all-inclusive. Many attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to Partner interests.

The Proposed Directors and their principal occupations for at least the last five years are as follows:

PROPOSED DIRECTORS TO BE ELECTED

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Adviser Fund Complex Overseen by Director	Other Directorships During Past 5 Years**
INTERESTED DIRECTOR*
William P. Prather III, CFA, CPA* Year of Birth: 1982	None	Founding Partner and Chief Investment Officer, Cypress Creek (since 2020); Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019).	None	Cypress Creek Partners, LLC (since 2019); MTi Group (since 2019); Pascal Partners, LLC (since 2017); WB Opportunity Partners, LLC (since 2012); AgBiome Inc. (2019).

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Adviser Fund Complex Overseen by Director	Other Directorships During Past 5 Years**
INDEPENDENT DIRECTORS
Graeme Gunn Year of Birth: 1967	None	Partner, SL Capital Partners LLP (1999-2019); Non-Executive Director, Sport Maison Limited (since 2018); Director, 3 Bridges Capital Limited (since 2019).	None	Director, SL Capital Partners, LLP (2010-2019), Non-Executive Director, Sport Maison Limited (since 2018); Director, 3 Bridges Capital Limited (since 2019).
Victor L. Maruri Year of Birth: 1952	None	Managing Partner, HCP Management Company, LLC (since 2003).	None

HCP Management Company (since 2003), MIAT College (since 2014), Cuba Study Group (since 2017), Taylor College (2014-2020), Envy Medical (2014-2019), Career Training Academy (2011-2019), Language Stars (2010-2018), Trumpet Search (2014-2017), Polaris Hospital Corp. (2014-2016), Collaborative Learning (2010-2015), New America Alliance (2006-2015).

David Munoz Year of Birth: 1974	None

Strategic Advisor (since 2019) – HOLT Fintech Accelerator; Chief Executive Officer (2016-2019) – International Financial Services Group (Cayman), International Financial Services Limited (UK) and International Financial Services SA/NV (Belgium); Chief Executive Officer/President (2012-2018) – Deltec International Group (Cayman), Deltec Bank & Trust Ltd. (Bahamas), Deltec Investment Advisers Ltd. (Bahamas), Deltec Fund Services Ltd. (Bahamas), Deltec Securities Ltd. (Bahamas), Deltec (U.S.) Holdings, Deltec Wealth Management (U.S.).

None

International Financial Services Group (2016-2019); International Financial Services Group Ltd. (2017-2019); International Financial Services Group SA/NV (2018-2019); Deltec International Group (2012-2018); Deltec Bank & Trust Ltd. (2012-2018); Deltec Investment Advisers Ltd. (2013-2018); Deltec Fund Services Ltd. (2015-2018); Deltec (U.S.) Holdings Inc. (2012-2018); Deltec Wealth Management (2012-2018); Deltec Securities Ltd. (2012-2018); Halcyon Life Insurance Ltd. (2016-2018); Long Cay Captive Insurance Management (2016-2018).

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Adviser Fund Complex Overseen by Director	Other Directorships During Past 5 Years**
Carl Weatherley-White, CFA Year of Birth: 1962	None	Managing Director, Advantage Capital (since 2019); Chief Executive Officer, VivoPower International PLC (2016-2019); President, Lightbeam Electric Company (2013-2016).	None	VivoPower International PLC (2017).

*	This person’s status as an “interested” Director arises from his affiliation with the Adviser. Mr. Prather is a Founding Partner and Chief Investment Officer of Cypress Creek.

**	This column includes directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, (i.e., public companies) or other investment companies registered under the 1940 Act.

Interest Ownership by Directors

The following table sets forth the dollar range of each Fund’s Interests beneficially owned by Proposed Directors and equity securities beneficially owned by the Directors in other investment companies overseen by the Directors within the same family of investment companies, as of November 30, 2020.

Name of Director	Registered Fund	TEI Fund	Institutional Fund	Aggregate in all Registered Investment Companies Overseen by Director in the Family of Investment Companies
Proposed Independent Directors
Graeme Gunn	None	None	None	None
Victor L. Maruri	None	None	None	None

Name of Director	Registered Fund	TEI Fund	Institutional Fund	Aggregate in all Registered Investment Companies Overseen by Director in the Family of Investment Companies
David Munoz	None	None	None	None
Carl Weatherley-White, CFA	None	None	None	None
Proposed Interested Director
William P. Prather III, CFA, CPA	None	None	None	None

Board Meetings and Committees

The Funds’ business and affairs are managed under the direction of the Board, including the duties performed by the Adviser pursuant to the Funds’ investment management agreements. Among other things, the Directors set broad policies for the Funds, approve the appointment of the Adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and review the performance, of the Funds’ independent registered accounting firm. The role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Funds.

As part of each regular Board meeting, the Independent Directors meet separately from the Adviser and on a regular basis, and, as part of at least one Board meeting each year, with the Funds’ Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board may designate a Chairman to preside over meetings of the Board and meetings of Partners, and to perform such other duties as may be assigned to him or her by the Board. The Funds do not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Funds and their Partners. If elected, the Proposed Directors could determine to change the governance structure and/or committees of the Board.

Presently, G. Edward Powell serves as Chairman of the Board and William K. Enszer serves as Principal Executive Officer of the Funds. Mr. Enszer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of his positions within Salient. As Chairman of the Board, Mr. Powell serves as Lead Independent Trustee of the Funds and presides at meetings of the Directors. In this capacity, he serves as liaison between the Independent Directors and the Officers of the Funds and the Adviser and performs such other duties as the Independent Directors shall from time to time determine. The Board believes that Mr. Powell’s history with Salient’s investment platform and experience in the investment field qualifies him to serve as the Chairman of the Board. Similarly, the Board believes that Mr. Enszer’s experience with Salient’s investment platform as a portfolio manager of the Funds and overseeing Salient’s private markets team qualifies him to serve as Principal Executive Officer of the Funds. The Board has determined that the composition of the Audit Committee, consisting entirely of Independent Directors, is an appropriate means to address any potential conflicts of interest that may arise from the Principal Executive Officer’s proposed status as an interested director of the Funds. The Board believes that this Board leadership structure—a separate Chairman of the Board and a Principal Executive Officer—is the optimal structure for the Funds at this time. Since the Chairman serves as the Lead Independent Director, and the Principal Executive Officer is directly involved in managing both the day-to-day operations and long-term strategy of the Funds, the Board has concluded that this structure allows for efficient and effective communication with the Board.

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Funds’ activities, including regarding the Funds’ investment portfolios and their financial accounting and reporting. The Compliance Committee and the Board also meet at least quarterly with the CCO, formally and informally, who reports on the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. The Audit Committee’s meetings with the Funds’ independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically, and at least quarterly, with representatives of the Funds and the Adviser to receive reports regarding the management of the Funds, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with the Adviser’s senior management.

The current Board believes that its role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Funds have robust internal processes in place and that the Adviser has a strong internal control environment to identify and manage risks. However, not all risks that may affect the Funds can be identified, nor can processes and controls be developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Funds, the Board, or Salient, its affiliates or other service providers.

In general, no one factor is decisive in the selection of an individual to join the Board. The qualifications and factors the Board considers when concluding that an individual should be nominated serve on the Board are the following: (i) the candidate’s potential contribution to the Funds, the Board and the committees in terms of the candidate’s experience and background; (ii) the candidate’s other commitments and the impact such commitments may have on his/her service to the Funds; (iii) whether an independent Director candidate could qualify as an “audit committee financial expert”; (iv) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ Partners; (v) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; and (vi) any other such factors as the Board may deem relevant. Additionally, nominees must: (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws. All equally qualified candidates will be treated equally in consideration by the Board.

The Board believes that each Proposed Director has the qualifications, experience, attributes and skills (“Director Attributes”) to serve as a Director in light of the Funds’ business and structure. Each of the Proposed Directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Proposed Directors have served as a member of the board of other funds, private companies, public companies, or non-profit entities or other organizations.

In addition to the information provided in the charts above, certain additional information regarding the Proposed Directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to Partner interests.

Proposed Independent Directors

Graeme Gunn – Mr. Gunn has a 24-year track record of leading investments in private markets in the United Kingdom, continental Europe and the United States. He was a Founding Partner of SL Capital Partners, a 70-person private markets investor with approximately €40m in fee revenue. The business focused on private equity fund investments, co-investments, secondary transactions, infrastructure and credit. Mr. Gunn provides deep insights into the operational aspects of managing and scaling regulated funds focused on private assets.

Victor L. Maruri – Mr. Maruri has more than 35 years of experience as a private equity investor, investment banker, and capital markets specialist. Over the past twenty years, Mr. Maruri has been a private equity investor focusing on middle-market companies, in the healthcare, consumer products and education sectors. Mr. Maruri brings experience managing a regulated fund and investing in private markets including the management of conflicts of interest and creating alignment amongst investors and advisers.

David Munoz – Mr. Munoz has 24 years building and leading investment and wealth management institutions globally. He brings accounting, regulatory and compliance experience across numerous jurisdictions along with asset management best practices to the Board.

Carl Weatherley-White, CFA – Mr. Weatherley-White has 33 years of experience at and working with global financial institutions. He has significant investment, tax, accounting and structuring knowledge, which he will bring to the Board.

Proposed Interested Director

William P. Prather, III, CFA, CPA – Mr. Prather is a Founding Partner and Chief Investment Officer of Cypress Creek. He has spent over 15 years investing across asset classes as both a general partner and limited partner. He has held over 40 limited partner advisory board seats and over 10 corporate board seats or board observer seats. He brings a strong focus on institutional best practices in portfolio construction and experience building high caliber investment teams.

During the fiscal year ended December 31, 2019, the Board met five times. The Board has three formal standing committees: the Valuation Committee, the Compliance Committee, and the Audit Committee. During such period, the Valuation Committee met four times, the Compliance Committee met four times with the CCO, and the Audit Committee met four times. Each Director attended all of the Board and Committee meetings on which he or she serves. Each Committee of the Board is comprised of only Independent Directors. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, administrator, and officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or the Adviser. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. The duties and responsibilities of the Audit Committee are set forth in more detail in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit C.

The Board has formed a Compliance Committee that is responsible for meeting with the Funds’ CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations.

The Board has formed a Valuation Committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies. The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

At the suggestion of Cypress Creek, the Board reviewed the qualifications of the Proposed Directors as outlined in detail above. At a meeting of the Board on November 13, 2020, the Board unanimously APPROVED the nomination of the Proposed Directors and voted to recommend that Partners of the Funds vote FOR the election of the Proposed Directors.

Communications with the Board of Directors

Partners wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Directors as a group, at the following address: 4265 San Felipe, 8th Floor, Houston, Texas 77027, c/o the Secretary of the Funds.

Board Recommendation for Proposal 3

The Board recommends that you vote FOR the election of the Proposed Directors.

All Proposals

The consummation of the Transaction is contingent on all Proposals being approved by the Partners of all of the Funds. The Adviser also advises other closed-end investment companies that are not part of this Proxy Statement. Partners of those other funds are voting on similar proposals that relate to the Transaction under the same requirement. The Adviser, Salient and Cypress Creek may seek to cause this condition of the Transaction to be waived to allow for certain proposals to proceed independent of the approval of any other proposals.

If the Transaction is not consummated: (1) the Current Management Agreements would not be terminated and would remain in effect; (2) the LPAs would not be amended; and (3) the current Directors would not resign, and the Proposed Directors would not become Directors of each of the Funds. Partners are NOT being asked to approve the Transaction. The Board has studied a number of alternatives and, in the event the Transaction is not consummated, the Board will consider a range of options regarding the future of the Funds. In its consideration of various alternatives, the Board has reviewed and unanimously approved these Proposals and recommends the Partners vote FOR the Proposals.

Proxy Solicitation and Tabulation, Quorum and Required Vote

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by Cypress Creek and Salient. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Funds, by personnel of the Adviser or of the Funds’ administrator and transfer agent, or by broker-dealer firms. The Funds have retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Partners may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Funds’ officers, by the Adviser’s personnel, or by broker-dealer firms, in person, or by telephone or by facsimile, will be borne by Cypress Creek and Salient. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding Interests registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Interests. Total estimated proxy solicitation costs are approximately $72,500.

All Proxy Cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the Meeting, and which are not revoked, will be voted at the Meeting. Interests represented by such proxies will be voted in accordance with the instructions thereon, or, if no instructions are provided, the Interests will be voted FOR each Proposal. All Interests that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are Interests for which (i) the beneficial owner has not voted and (ii) the broker holding the Interests does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as Interests that are present at the Meeting but which have not been voted, will assist the Funds in obtaining a quorum but will have no effect on the outcome of the Proposals or any other proposal properly brought before the Meeting which requires a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date will constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the Partners of the Funds in favor of a Proposal are not received, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests present in person or by proxy at the session of the Meeting to be adjourned, or may be called by the chairman of the Meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against a Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Cypress Creek and Salient.

Approval of Proposal 1 requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, as of the Record Date. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” for each Fund means the vote of the lesser of: (i) 67% or more of the Interests present at the meeting, if the holders of more than 50% of the Interests are present or represented by proxy; or (ii) more than 50% of the Interests.

Approval of Proposal 2 requires the vote of a majority of each Fund’s Interests present in person or by proxy at the meeting.

Approval of each Proposed Director included in Proposal 3 requires the affirmative vote of a plurality of votes cast at the Meeting, as long as a quorum is present at the Meeting. The five nominees receiving the highest number of favorable votes cast, even if they do not receive a majority of the votes cast, will be elected. When five nominees run for five Director positions, if a Proposed Director receives any votes, other votes to withhold and votes against have no effect on the outcome of the election of the Proposed Director.

The Master Fund, in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of Interests voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Board recommends that you vote “FOR” each of the Proposals.

ADDITIONAL INFORMATION

Each Fund sent a free copy of its reports to the Partners for the fiscal year ended December 31, 2019 and for the six-month period ended June 30, 2020, as well as prior fiscal periods, each of which included either annual audited or semi-annual unaudited (depending on the period covered) financial statements of the Fund, to Partners of record and known beneficial owners as of the last day of the applicable fiscal year. Partners of record or beneficial owners may also request a free copy of a Fund’s semi-annual report, which includes un-audited financial statements, or annual report by writing to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas 77027 or by calling Okapi Partners toll-free at (877) 274-8654.

The Funds will send this Proxy Statement to each Partner of record, even if that means multiple proxy statements may be mailed to the same address. Partners sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas 77027 or by calling Okapi Partners toll-free at (877) 274-8654.

Partners are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals unless the Board, in its sole discretion, may determine.

Voting

The close of business on November 30, 2020 has been fixed as the record date (the “Record Date”) for the determination of Partners entitled to notice of and to vote at the Meeting. As of October 31, 2020, Interests outstanding and entitled to vote for each Fund were as shown below.

Number of Interests Outstanding as of 10/31/20
Registered Fund	[To be completed in definitive filing]
TEI Fund	[To be completed in definitive filing]
Institutional Fund	[To be completed in definitive filing]

Each Partner will be entitled to cast at any meeting of Partners a number of votes equivalent to the Partner’s investment percentage of a Fund as of the Record Date.

There are four ways for Partners to vote:

1.	By Internet: Refer to the enclosed proxy card for the control number and go to: www.OkapiVote.com/SPA and follow the simple on-screen instructions;

2.	By Phone: Call Okapi Partners toll-free at: (877) 274-8654 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST);

3.	By Mail: By completing and mailing the proxy card enclosed herewith; or

4.	In Person: By written ballot at the Meeting.

Instead of submitting proxies by mail on the enclosed proxy card, Partners have the option to submit their proxies or voting instructions electronically through the internet or by telephone as described herein. Proxies delivered via the internet or via telephone must be received by 11:59 p.m. Eastern Standard Time on January 20, 2021 in order to be counted. Please note that there may be separate arrangements for using the internet and telephone depending on whether a Partner’s Interests are registered in the Fund’s records in the Partner’s name or in the name of a brokerage firm or bank. Partners should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which voting options are available.

The internet and telephone procedures described above for submitting proxies are designed to authenticate Partners’ identities, to allow Partners to have their Interests voted and to confirm that their instructions have been properly recorded. Partners submitting proxies or voting instructions via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which would be borne by the Partner.

This solicitation is being made by the Board on behalf of each Fund. Solicitation is made primarily by the mailing of this Proxy Statement, the accompanying proxy card and the accompanying letter. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Adviser, affiliates of the Adviser, or other representatives of the Funds, including employees of Okapi Partners LLC, the proxy solicitation firm engaged by the Adviser in connection with this solicitation (the “Proxy Solicitor”). In consideration of its proxy solicitation services in connection with the Meeting, Cypress Creek and Salient will compensate the Proxy Solicitor, which will be paid a base fee and incremental fees calculated on the basis of Partners contacted and votes tabulated. In addition, Cypress Creek and Salient have agreed to pay certain expenses incurred by the Proxy Solicitor in the performance of its services. Total estimated proxy solicitation costs are approximately $72,500. The expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by Cypress Creek and Salient.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management of the Funds. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s annual report for the fiscal year ended December 31, 2019 for filing with the SEC.

Auditors, Audit Fees and All Other Fees

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Funds. KPMG is not expected to be present at the Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following tables present the aggregate fees billed for each Fund’s fiscal years ending December 31, 2018 and December 31, 2019 by the Funds’ independent registered public accounting firm for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

Registered Fund

	12/31/19	12/31/18
Audit Fees	$14,500	$14,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$14,500	$14,200

TEI Fund

	12/31/19	12/31/18
Audit Fees	$14,500	$14,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$14,500	$14,200

Institutional Fund

	12/31/19	12/31/18
Audit Fees	$14,500	$14,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$14,500	$14,200

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of a Fund’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by each Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the Funds by KPMG. The Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund by the Fund’s independent registered public accounting firm for the fiscal years ending December 31, 2018 and December 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the fiscal years ending December 31, 2018 and December 31, 2019.

Registered Fund

	11/30/19	11/30/18
Fund	$0	$0
Adviser	$0	$0

TEI Fund

	11/30/19	11/30/18
Fund	$0	$0
Adviser	$0	$0

Institutional Fund

	11/30/19	11/30/18
Fund	$0	$0
Adviser	$0	$0

The Audit Committee has considered whether the provision by the Funds’ independent registered public accounting firm of non-audit services to the Adviser, as well as any of its affiliates that provide ongoing services to the Funds, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds Who Are Not Directors

The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Salient and their ownership of Salient stock, the officers of the Funds will benefit from the management fees paid by the Funds to the Adviser. Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name and Year of Birth (1)	Position(s) with the Funds	Principal Occupation(s) During Past 5 Years
Thomas Dusenberry Year of Birth: 1977	Principal Financial Officer (Since 2018) and Treasurer (Since 2020)

Assistant Treasurer, Salient MF Trust (April 2019 - December 2019); Assistant Treasurer, Salient Midstream and MLP Fund (April 2019 - December 2019); Assistant Treasurer, Forward Funds (April 2019 - December 2019); Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), The Endowment PMF Funds; Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since 2010)

Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, The Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Secretary (since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Vice President, Forward Funds (2017-2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017);Vice President, The Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 - June 2017).

(1)	As of November 30, 2020, the business address of each officer is 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Ownership of Certain Beneficial Owners

As of October 31, 2020, to the Funds’ knowledge, only the below Partners beneficially owned 5% or greater of any Fund’s outstanding equity securities. Beneficial owners of 25% or more of a Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to Partners. To the knowledge of the Funds, as of October 31, 2020, (i) no current Director of a Fund, and no “named executive officer” of a Fund (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding Interests of any of the Funds, and (ii) all Directors and executive officers of the Funds owned, as a group, less than 1% of the outstanding Interests of each Fund.

[To be completed in definitive filing]

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Partners properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

PARTNER PROPOSALS

The Funds are not required to hold annual Partner meetings and currently do not intend to hold such meetings unless Partner action is required in accordance with the 1940 Act. Any Partner who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a Partner proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

ADMINISTRATORS AND PLACEMENT AGENT

UMB Fund Services, Inc., located at 235 W. Galena St. Milwaukee, IW 53212 serves as the Fund’s independent administrator. Salient Capital, L.P., an affiliate of the Adviser located at 4265 San Felipe, 8th Floor, Houston, Texas 77027, serves as a Placement Agent to solicit investments in the Funds.

During the fiscal year ended December 31, 2019, the Placement Agent did not receive any compensation from the Funds or the Master Fund.

NOTICE TO BANKS AND VOTING PARTNERS AND THEIR NOMINEES

Please advise the Fund, through Okapi Partners, our Proxy Solicitor at (877) 274-8654, whether other persons are beneficial owners of Interests for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Interests.

By Order of the Board of Directors

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu Secretary

Dated: December 7, 2020

EXHIBIT A

Form of New Management Agreement

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

~~THE ENDOWMENT MASTER~~SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.

~~THE ENDOWMENT REGISTERED FUND, L.P.~~

~~AGREEMENT, made as of March~~ ________~~, 2004 between The Endowment Registered Fund,~~

~~L.P., a Delaware limited partnership (the "Feeder Fund"), The Endowment Master~~AGREEMENT, made as of [●], 2020 by and among Salient Private Access Registered Fund, L.P. , a Delaware limited partnership (the “~~Master~~ Fund~~") (each a "Fund," and together the "Funds~~”), Endowment Advisers, L.P., a Delaware limited partnership (the “Adviser”) and The Endowment Fund GP, L.P. , a Delaware limited partnership (the “General Partner”).

WHEREAS, ~~each~~the Fund ~~will be~~is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Fund invests substantially all of its investable assets in Salient Private Access Master Fund, L.P., a Delaware limited partnership registered with the SEC as a closed-end management investment company under the 1940 Act, as amended (the “Master Fund”); and

WHEREAS, the ~~Feeder~~ Fund ~~and the Master Fund each~~ desires to retain the Adviser so that it will render investment management services to the ~~respective~~ Fund~~s~~ in the manner and on the ~~tennis~~terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to render such services and/or engage others to render such services to ~~each~~the Fund;

NOW THEREFORE, in consideration of the promises and ~~M~~mutual covenants herein contained, it is agreed by the parties as follows:

1.           Appointment. ~~Each~~ The Fund hereby appoints the Adviser to act as investment adviser and provide investment advisory services to ~~such~~the Fund, subject to the supervision of the Fund’s Board of Directors (the “Board”), for the period and on- the terms and conditions set forth in this Agreement.    The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

 ~~1~~

2.            Responsibilities of the Adviser.

~~(a)~~ The Adviser, or an affiliate of the Adviser (“Adviser Affiliate”), to the extent permitted by applicable laws, rules and regulatory interpretations, hereby undertakes and agrees, upon the terms and conditions herein set forth, subject to the supervision of ~~each~~the Fund’s Board, either directly or indirectly through one or more Subadvisers (as that term is defined in ~~paragraph 4~~Section 5 below):

(~~i~~a)      to make investment decisions and provide -a program of continuous investment management for ~~each~~the Fund; prepare, obtain, evaluate, and make available to ~~each~~the Fund research and statistical data in connection therewith; obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; engage in or supervise the selection, acquisition, retention, and sale of investments, securities, and/or cash; engage in or supervise the selection, acquisition, retention, and sale of unregistered investment funds and/or other investment vehicles (the “Investment Funds”); select brokers or dealers to execute transactions; and all of the aforementioned shall be done in material accordance with ~~such~~the Fund’s investment objective, policies, and limitations as stated in the Fund’s registration statement filed with the SEC on Form N-2 under the 1940 Act (the “Registration Statement”), as amended from time to time, and in accordance with guidelines and directions from the Fund’s Board and any applicable laws and regulations;

(~~ii~~b)        subject to the direction and control of ~~each~~the Board, to assist ~~each~~the Fund as it may reasonably request in the conduct of the Fund’s business, including oral and written research, analysis, advice, statistical, and economic data, judgments regarding individual investments, general economic conditions and trends, and long-range investment policies; ~~deteuuine~~determine or recommend the securities, instruments, repurchase agreements, options, and other investments (including the Investment Funds), and techniques that the Fund will purchase, sell, enter into, use, or provide in an ongoing evaluation of the Fund’s portfolio; continuously manage and supervise the investment program of the Fund and the composition of its investment portfolio in a manner consistent with the investment objective, policies, and restrictions of the Fund, as set forth in its Registration Statement and as may be adopted from time to time by the Board, and applicable laws and regulations; determine or recommend the extent to which the Fund’s portfolio shall be invested in securities, Investment Funds, and other assets, and what portion, if any, should be held uninvested; and undertake to do anything incidental to the foregoing to facilitate the performance of its obligations hereunder;

 ~~2~~

(~~iii~~c)     to furnish to or place at the disposal of ~~each~~the Fund information, evaluations, analyses, and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request, and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator, or other agent of the Fund;

(~~iv~~d)     to ~~furnish or place at the disposal of each Fund,~~provide such office space, telephone, utilities, and facilities of the Adviser as the Fund may reasonably require ~~for its reasonable needs~~ and to furnish at the expense of the Adviser, or an Adviser Affiliate, incidental clerical services related to research, statistical, and investment work; and

(~~v~~e)     to render or make available to ~~each~~the Fund management and administrative assistance in connection with the operation of the Fund that shall include (i) compliance with all reasonable requests of the Fund for information, including information required in connection with the Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Adviser shall from time to ~~tor~~time determine to be necessary or useful to the administration of the Fund~~; and~~.

~~(vi)        to pay the reasonable salaries, fees, and expenses of each Fund's officers and~~

3.       Allocation of Charges and Expenses.

~~employees (including the Fund's share of payroll taxes) and any fees~~(a)      Except as provided in Section 3(b), the Adviser shall bear the Adviser’s own costs of providing services hereunder including, but not limited to, those services described in Section 2 of this Agreement. Without limiting the foregoing, the Adviser shall pay the salaries, fees, and expenses of the Fund’s officers, and directors (“Directors”) who are partners, directors, officers, or employees of or otherwise affiliated with the Adviser; provided, however, that the Fund, and not the Adviser, shall bear travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are partners, directors, officers, or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund’s Board or any committees thereof or advisers thereto. The Adviser shall ~~also bear all expenses arising out of its duties hereunder, including travel and other expenses related to the selection and monitoring of Investment Funds~~. ~~The Adviser shall~~ not be responsible for any expenses of ~~a~~the Fund other than those specifically allocated to the Adviser in this Agreement.

 3

~~Certain of the foregoing expenses may be borne by the General Partner in its role as general partner to the relevant Fund. Further, to  the extent that the foregoing provides that the Feeder Fund bears a portion of the costs and expenses and such costs and expenses benefit the Master Fund or any other investor therein, such costs and expenses shall be prorated among the Feeder Fund and such _other investors in the Master Fund in a manner in which the General PaLtuer  deems appropriate in its reasonable business judgment (generally ratably, based on the amount that the Feeder Fund and each other investor has invested in the Master Fund.~~

(b)         In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, be in particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of ~~each~~any Fund~~'s~~ employees who are partners, directors, officers, or employees of the Adviser whose services may be involved, for the following expenses of ~~a~~the Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds, and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists~~);~~ engaged by the Fund); reasonable research expenses of the Adviser, including but not limited to, travel expenses, systems, and database subscriptions related to the selecting and monitoring of Investment Funds; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of limited partnership interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing, including related investor portals: copies of offering memoranda and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to holders of limited partnership interests in the Fund (each a “Partner), and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; expenses relating to investor and public relations; compliance and related consultant costs; and extraordinary expenses such as litigation expenses.

 ~~4~~

(c)       To the extent that the foregoing provides that the Fund bears a portion of the costs and expenses and such costs and expenses benefit the Master Fund or any other investor therein, such costs and expenses shall be prorated among the Fund and such other investors in the Master Fund in a manner in which the General Partner deems appropriate in its reasonable business judgment (generally ratably, based on the amount that the Fund and each other investor has invested in the Master Fund ).

(d)       The Adviser is also the investment adviser to the Master Fund and, as such, substantially all of the responsibilities of the Adviser described in Sections 2 above shall occur at the Master Fund level. It is the intention of the parties that the Fund shall invest all of the Fund’s investable assets in the Master Fund. Any subsequent determination by the Fund Board that it is in the best interests of the Fund and its shareholders to withdraw some or all of the Fund’s investment in the Master Fund (or any other, additional, or successor investment vehicle) shall only be made with a concurrent, substantially equivalent determination of the Master Fund’s board in accordance with the Master Fund’s registration statement under the 1940 Act and applicable laws and regulations. Until such determination is made, it is the intent of the parties that all substantive investment management services shall be conducted at the Master Fund level, and that the Adviser shall not have investment discretion at the Fund level and shall accordingly invest all of the Fund’s investable assets in the Master Fund.

~~3~~4.       Use of Name. Upon receiving notice from the Adviser, ~~each~~the Fund will assist the Adviser to a reasonable extent in protecting the use and sublicensing of names or trademarks that the Adviser has the rights to use and sublicense.

~~4~~5.       Subadvisers. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement, including, subject to approval of ~~each~~the Fund’s Board, a person or persons to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of ~~each~~the Fund (each, a “Subadviser”). Partner approval of the appointment of a Subadviser by the Adviser pursuant to this ~~paragraph~~Section 5 is required only to the extent required by the Fund’s partnership agreement or applicable la~~W~~w, as may be modified by any exe~~in~~mptive order or other interpretation issued by the SEC or its staff.

 ~~5~~

~~5.          Regulatory Compliance. In performing its duties hereunder, the Adviser (and any Subadvisers selected by the Adviser) shall in all material respects comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by, a Board, and with the provisions of the Registration Statement.~~

6.       Regulatory Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder and interpretations thereof, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

 6

~~6~~ 7.      Compensation.

(a)        As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, ~~each~~the Fund (subject to Section ~~6~~7(b)) will pay the Adviser monthly in arrears a fee, calculated on the last business day of such month at the annual rate of 1.00% of the Fund’s month-end net assets.  If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month and shall be payable within 30 days after the end of the relevant month or the

date of ~~tei    [inflation~~termination of this Agreement, as applicable. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the limited partnership agreement of the Fund, the Fund’s valuation procedures, and its Registration Statement, each as amended from time to time.  If the determination of the net asset value of the Fund has been suspended for a period including the end of any month when the Adviser’s compensation is payable pursuant to this paragraph, then the Adviser’s compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).  If the Fund deteirmines the value of the net assets of its portfolio more than once in any month, then the last such determination thereof in that month shall be deemed to be the sole determination thereof in that month for the purposes of this ~~paragraph~~Section 7(b).

(b) ~~The Feeder~~ Subject to the terms of the Fund’s limited partnership agreement, the Fund currently invests all of its investable assets in the Master Fund.  For so long as the ~~Feeder~~ Fund invests some or all of its ~~.~~investable assets in the Master Fund, any successor investment vehicle to the Master Fund, or one or more other or additional investment vehicles that operate as a master or hub fund (subject to applicable statutes, regulations, and interpretations thereof or exemptions therefrom), the Adviser shall not be entitled to any fee pursuant to this Section ~~6~~7(a) with respect to that portion of the ~~Feeder~~ Fund’s assets that are so invested.  Should the ~~Feeder~~ Fund’s Board determine that it is in the best interests of the ~~Feeder~~ Fund and its shareholders to withdraw some or all of the ~~Feeder~~ Fund’s investment in the Master Fund (or any other, additional, or successor investment vehicle), the Adviser will directly manage, or supervise the direct management of, such assets of the ~~Feeder~~ Fund in accordance with the terms of this Agreement.

~~7~~

~~7~~8.        Portfolio Transactions.

(a)       In executing transactions for ~~a~~the Fund and selecting brokers or dealers, the Adviser (either directly or through Subadvisers) shall place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s Registration Statement and in accordance with any applicable legal requirements.  Without limiting the foregoing, the Adviser (or a Subadviser) shall seek to obtain for ~~each~~the Fund the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Subject to the appropriate policies and procedures approved by the Fund’s Board, the Adviser (or the Subadviser) may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934,  as amended (the “Securities Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser (or the Subadviser) an amount of commission for effecting a  portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or the Subadviser) determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s (or the Subadviser’s)  overall responsibilities to the Fund or its other advisory clients.  To the extent authorized by Section 28(e)   of the Securities Exchange Act and the Fund’s Board, the Adviser (or the Subadviser) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement with respect to the Fund or otherwise solely by reason of such action.

(b)       To the extent applicable to ~~a~~the Fund and consistent with these standards, in accordance with Section 11(a) of the Securities Exchange Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or the Subadviser) ~~s~~is further authorized to alloca~~i~~te the orders placed by it on behalf of the Fund to the Adviser (or the Subadviser) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or -the Adviser (or the Subadviser).   Such allocation shall be in such amounts or ~~_~~proportions as the Adviser (or the Subadviser) shall determine consistent with the above standards, and, upon request, the Adviser (or the Subadviser) will report on said allocation regularly to the Fund’s Board indicating the broker and dealers to which such allocations have been made and the basis therefor.

~~8~~

~~8~~9.       Proxy Voting. ~~Each~~The Fund may delegate to the Adviser, subject to revocation at the discretion of its Board, the responsibility for voting proxies relating to the Fund’s portfolio securities pursuant to written proxy voting policies and procedures established by the Adviser.  Notwithstanding such delegation, with respect to securities issued by the Master Fund (or any other investment vehicle or fund in which the Fund may invest in the future and that is managed by the Adviser, or an Adviser Affiliate), the Fund will reserve the right, and will not delegate responsibility to the Adviser, to vote any proxies relating to such securities.

10.       Record Keeping.

(a)       The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Board with the information required to be supplied under this Agreement.

(b)       The Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Board) relating to the Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Board upon the termination of this Agreement, and shall be available without delay during any day that the New York Stock Exchange is open for business.

11.       Holdings Information and Pricing. The Adviser shall provide regular reports to the Board regarding the Fund’s holdings, and, on the Adviser’s own initiative, may furnish the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Board promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser and/or any pricing agent is aware to the Board to assist in the determination of the fair value of any Fund holdings as required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

12.       Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

~~9~~13.     Reports.  The Adviser ~~(or the Subadviser) shall regularly report to each Fund's Board on the investment program of the Fund and the issuers and securities generally represented in the Fund's portfolio, including reports received from the Investment Funds, and will furnish the Board such periodic and special reports as the Directors may reasonably~~shall provide the Board and the Board’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Board from time to time reasonably may request.

~~9~~

(a)       Notification of Breach / Compliance Reports. The Adviser shall notify the Fund’s chief compliance officer immediately upon detection of: (i) any material failure to manage the Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines, or procedures. In addition, the Adviser shall provide to the Board a quarterly report regarding the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and the diversification and source of income rules of Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board reasonably may request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Fund with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Adviser shall promptly notify the Board in the event that: (A) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (B) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Board and Filings Information. The Adviser shall provide the Board with any information reasonably requested regarding the Adviser’s management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement or other regulatory filing to be filed by the Fund with the SEC. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)       Transaction Information. The Adviser shall furnish to the Board such information concerning portfolio transactions as may be necessary to enable the Board or a third party service provider designated by the Board to perform such compliance testing on the Fund and the Adviser’s services as the Board, in its sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Board or the Board’s designated agent in no way relieves the Adviser of the Adviser’s own responsibilities under this Agreement.

~~10~~

~~10~~14.    Not Exclusive.  Nothing herein shall be construed as prohibiting the Adviser, Subadviser, or any director, officer, partner, employee, or affiliate thereof from providing investment management or advisory services to, or entering into investment management or advisory agreements with, other clients (including other registered investment companies), including clients which may from time to time purchase and/or sell securities of issuers in which ~~a~~the Fund invests, or from utilizing (in providing such services) information furnished to the Adviser by advisors and consultants to ~~a~~the Fund and others (including Subadvisers); provided however, that the Adviser will undertake no activities that, in its judgment, will adversely affect the performance of its obligations under this Agreement.

~~11~~15.   Conflicts of Interest.   Whenever ~~a~~the Fund and one or more other accounts or investment companies managed or advised by the Adviser, an Adviser Affiliate, or a Subadviser have available funds for investment, investments suitable and appropriate for each shall be, allocated in accordance with procedures approved by ~~a~~the Fund’s Board and believed by the Adviser, Adviser Affiliate or the Subadviser to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in accordance with procedures. approved by the Fund’s Board and believed by the Adviser, Adviser Affiliate or the Subadviser to be equitable. ~~Each~~ The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, ~~each~~the Fund acknowledges that any partner, director, or officer of, or persons employed by, the Adviser, an Adviser Affiliate, or a Subadviser, who may also be a general partner, Partner, director, or officer of, or person employed by, the Fund, to assist in the ~~perfotinance~~performance of the Adviser’s or the Subadviser’s duties hereunder will not devote his or her full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser, any Adviser Affiliate or a Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

~~11~~

~~12~~16.    Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by ~~a~~the Fund’s Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent.

~~13~~17.    Liability.  The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the Investment Funds, and shall give ~~each~~the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, directors, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by ~~a~~the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the

Adviser.

~~14~~18.    Indemnification.

(a)       ~~Each~~ The Fund will indemnify the Adviser and any Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled ~~•~~ to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. A Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from ~~a~~the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this ~~paragraph~~Section 18(a).  The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

~~12~~

(b)       Notwithstanding any of the foregoing, the provisions of this section ~~14~~18 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this ~~paragraph~~Section 18(b) to the fullest extent ~~peiiiiitted~~permitted by law. The provisions of this ~~paragraph~~Section 18(b) shall survive the termination or cancellation of this Agreement.

~~13~~

~~15~~19.   Term of Agreement; Termination.  This Agreement shall remain in effect with respect to ~~a~~the Fund until the date which is two years from the day and date first written above, and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.  This Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Fund’s Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser.  Any notice to ~~a~~the Fund or the Adviser shall be deemed given when received by the addressee.

~~16~~20.    Assignment.  This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement.

~~17~~21.   Amendment.  This Agreement may be amended only by the written agreement of the parties whose rights are affected by the amendment. Any amendment shall be required to be approved by ~~each affected~~the Fund’s Board and by a majority of its independent Directors in accordance with the provisions of Section 15(c) of the 1940 Act and the rules and regulations 'adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote- of Partners of the Fund as is required by the 1940 Act and the rules thereunder.

~~18~~22.    Conflicts of Laws.  This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

~~14~~

As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940

Act.

~~19~~23.    Management of Subsidiaries.  If ~~a~~the Fund’s Board determines that it is in the best interests of the Fund and its Partners to carry on all or part of the business of the Fund through one or more subsidiaries, the Board may cause the substantive terms of this Agreement to apply to the management of any such subsidiary or subsidiaries.

~~20~~24.   Fund Obligations.  This Agreement is made by ~~each~~the Fund and executed on behalf of the Fund by an officer of the Fund, and the obligations created hereby are not binding on the General Partner, nor any of the Partners, Directors, officers, employees, or agents, whether past, present, or future, of the Fund individually, but bind only the assets and property of the Fund.

~~21~~25.   Severability~~,~~.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

~~22.        Separate Agreements.  The parties affirm and agree that this Agreement shall be enforced as a separate agreement as between the Adviser and each of the Feeder Fund and the Master Fund. Nothing in this Agreement shall be interpreted to combine or collectively enjoin the Feeder Fund and the Master Fund. For all purposes, this Agreement shall be considered and interpreted as individual agreements between the Adviser and each of the Feeder Fund and the Master Fund.~~

~~23~~26.    Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

27.       Electronic Signatures. This Agreement, is executed when a party’s signature (including electronic signature) is delivered by facsimile, email, portable document format (.pdf) or other electronic medium (including Docusign). These signatures must be treated in all respects as having the same force and effect as original signatures.

~~24~~28.   Supersedes Other Agreements.  This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the ~~Master Fund and the Adviser and/or the Feeder~~ Fund and the Adviser.

[signature page follows]

~~15~~

EXHIBIT B

Form of LPA

~~THE ENDOWMENT~~SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.

~~THE ENDOWMENT~~SALIENT PRIVATE ACCESS TEI FUND, L.P.

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of ~~THE ENDOWMENT~~SALIENT PRIVATE ACCESS REGISTERED FUND, L.P. (the “Registered Fund”) and ~~THE ENDOWMENT~~SALIENT PRIVATE ACCESS TEI FUND, L.P. (the “TEI Fund”) (each of the Registered Fund and the TEI Fund separately, a “Partnership”), dated as of ~~May 1, 2006~~[DATE], is entered into by and among THE ENDOWMENT FUND GP, L.P., as General Partner and those Persons who execute this Agreement and whose names are reflected on the books and records of each Partnership as Limited Partners.

RECITALS

~~WHEREAS, pursuant to the Agreement of Limited Partnership of the Registered Fund, dated February 23, 2004 (the “Original Registered Fund Partnership Agreement”), the General Partner and Salient Partners, L.P. (the “Registered Fund Organizational Limited Partner”) entered into and formed a limited partnership for the purposes set forth in the Original Registered Fund Partnership Agreement; and~~

~~WHEREAS, pursuant to the Agreement of Limited Partnership of the TEI Fund, dated March 17, 2005 (the “Original TEI Fund Partnership Agreement”), the General Partner and Pinnacle Trust Co., Ltd. (the “TEI Fund Organizational Limited Partner”) entered into and formed a limited partnership for the purposes set forth in the Original TEI Fund Partnership Agreement; and~~

WHEREAS, the General Partner, the Limited Partners of the Registered Fund and the Limited Partners of the ~~Registered Fund now desire to amend the Original Registered Fund Partnership Agreement in order to reflect (i) the withdrawal of the Registered Fund Organizational Limited Partner, (ii) the consolidation of the Original Registered Fund Partnership Agreement with the Original TEI Fund Partnership Agreement into this combined~~ TEI Fund executed that certain Amended and Restated Agreement of Limited Partnership~~, and (iii) such other changes as are deemed necessary and appropriate by the General Partner~~ of the Registered Fund and the TEI Fund, dated May 1, 2006 (the “Restated Agreement”); and

WHEREAS, the General Partner, the Limited Partners of the Registered Fund and the Limited Partners of the TEI Fund now desire to amend the ~~Original TEI Fund Partnership Agreement in order to reflect (i) the withdrawal of the TEI Fund Organizational Limited Partner, (ii) the consolidation of the Original Registered Fund Partnership Agreement with the Original TEI Fund Partnership Agreement into this combined Amended and~~ Restated Agreement ~~of Limited Partnership, and (iii) such other changes as are deemed necessary and appropriate by the General Partner.~~

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners of the Registered Fund ~~hereby amend the Original Registered Fund Partnership Agreement;~~ and the Partners of the TEI Fund hereby amend the ~~Original TEI Fund Partnership~~Restated Agreement, and as so amended restate such ~~agreements in their~~agreement in its entirety to read as follows:

ARTICLE I.

DEFINITIONS

For the avoidance of doubt, references to a Partnership refer to both the Registered Fund and TEI Fund, each as separate entities. Rights, duties and obligations of a Limited Partner described herein relate only to the Partnership in which such Limited Partner is admitted.

October 20, 2020

For purposes of this Agreement:

“1933 Act” means the Securities Act of 1933 and the rules, regulations and orders under the 1933 Act, as amended from time to time, or any successor law.

“1940 Act” means the Investment Company Act of 1940 and the rules, regulations and orders under the 1940 Act, as amended from time to time, or any successor law.

“Advice and Management” means those services provided to each Partnership by the Adviser under Section 3.5(b) of this Agreement.

“Adviser” means Endowment Advisers, L.P., a limited partnership formed under the laws of the State of Delaware, and any other Person or Persons subsequently engaged to provide investment management services to each Partnership in a similar capacity.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules, regulations and orders under the Advisers Act, as amended from time to time, or any successor law.

“Affiliate” means affiliated person as that term is defined in the 1940 Act.

“Agreement” means this Agreement of Limited Partnership, as amended and/or restated from time to time.

“Asset Allocation Ranges” bears the meaning set forth in Section 3.5(b).

“Board of Directors” means the board of the Directors who have been delegated the authority described in this Agreement.

“Business Day” means any day when the New York Stock Exchange is open for business.

“Capital Account” means, with respect to each Partner, the capital account established and maintained on behalf of the Partner in accordance with Section 5.3 of this Agreement.

“Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of a Partnership by a Partner or former Partner, as the case may be.

“Certificate” means the Certificate of Limited Partnership of each Partnership as filed with the office of the Secretary of State of the State of Delaware and any amendments to the Certificate and/or restatements of the Certificate as filed with the office of the Secretary of State of the State of Delaware pursuant to this Agreement.

“Closing Date” means the first date on or as of which a Limited Partner is admitted to a Partnership.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“Commodity Exchange Act” means the Commodity Exchange Act and the rules, regulations and orders under the Commodity Exchange Act, as amended from time to time, or any successor law.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, or any successor law.

“Directors” means those natural Persons designated as “Directors” in accordance with this Agreement who are delegated the authority provided for in this Agreement and includes John A. Blaisdell, Jonathan P. Carroll, Richard Johnson, Andrew B. Linbeck, Edward Powell, Scott E. Schwinger, and A. Haag Sherman, as the initial Directors, or any other natural Persons who, from time to time after the date of this Agreement, become Directors in accordance with the terms and conditions of this Agreement.

October 20, 2020

“Fiscal Period” means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending in each case at the close of business on the first to occur of the following dates:

(1)         the last day of a Fiscal Year;

(2)        the day preceding the date as of which a contribution to the capital of a Partnership is made by any Partner in accordance with Section 5.1 of this Agreement;

(3)        the day on which a Partnership repurchases the Interest or portion of the Interest of any Partner in accordance with Section 4.5 of this Agreement;

(4)        the day as of which a Partnership admits a substituted Partner to whom or which an Interest or portion of an Interest of a Partner has been Transferred (unless the Transfer of the Interest or portion of the Interest results in no change of beneficial ownership of the Interest or portion of the Interest);

(5)        the day as of which any amount is credited to or debited against the Capital Account of any Partner, other than an amount that is credited to or debited against the Capital Accounts of all Partners in accordance with their respective Investment Percentages; or

(6)        December 31, or any other date that is the last day of the taxable year of a Partnership.

“Fiscal Year” means the period commencing on the Closing Date and ending on December 31, 2006, and thereafter each period commencing on January 1 of each year and ending on December 31 of that year (or on the date of a final distribution made in accordance with Section 6.2 of this Agreement), unless the Directors designate another fiscal year for each Partnership. The taxable year of each Partnership will end on December 31 of each year, or on any other date designated by the General Partner that is a permitted taxable year-end for tax purposes, and need not be the same as the Fiscal Year.

“Form N-2” means each Partnership’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

“General Partner” means The Endowment Fund GP, L.P., a limited partnership formed under the laws of the State of Delaware, and any other Person or Persons admitted to a Partnership as a general partner of such Partnership, collectively, in their capacities as general partners of a Partnership, and “General Partner” means any of the General Partners. When the term General Partner is used in this Agreement and a Partnership has more than one General Partner, the term “General Partner” will refer to each General Partner.

“Independent Directors” mean those Directors who are not “interested persons” of each Partnership as that term is defined in the 1940 Act.

“Interest” means the entire partnership interest in a Partnership at any particular time of a Partner or other Person to whom or which an Interest or portion of an Interest has been Transferred in accordance with Section 4.3 or 4.4 of this Agreement, including the rights and obligations of the Partner or other Person under this Agreement and the Delaware Act.

“Investment Advisory Agreement” has the meaning set out in Section 3.5(a) of this Agreement.

“Investment Fund” means an investment company, a general or limited partnership, a limited liability company or other pooled investment vehicle in which a Partnership has invested and that is advised by an Investment Manager; whether or not, in each case, the entity is registered under the 1940 Act, and includes the Master Partnership and Investment Funds that may be formed by each Partnership.

October 20, 2020

“Investment Manager” means any Person designated by the Adviser to manage a portion of the assets of each Partnership, either directly or through the investment by each Partnership in an Investment Fund. For purposes of this Agreement, the term “Investment Manager” includes Subadvisers.

“Investment Percentage” means a percentage established for each Partner on each Partnership’s books as of the first day of each Fiscal Period. The Investment Percentage of a Partner for a Fiscal Period will be determined by dividing the balance of the Partner’s Capital Account as of the commencement of the Fiscal Period by the sum of the Capital Accounts of all of the Partners as of the commencement of the Fiscal Period. The sum of the Investment Percentages of all Partners for each Fiscal Period will equal 100%.

“Limited Partner” means any Person admitted to a Partnership as a limited Partner of a Partnership (including any Person who or that is a General Partner when acting in the Person’s capacity as a Limited Partner) until such Partnership repurchases the entire Interest of the Person as a Limited Partner in accordance with Section 4.5 of this Agreement, or a substituted Limited Partner or Partners are admitted with respect to the Person’s entire Interest as a Limited Partner in accordance with Section 4.4 of this Agreement, in the Person’s capacity as a limited Partner of a Partnership. For purposes of the Delaware Act, the Limited Partners will constitute a single class or group.

“Management Fee” means the fee paid to the Adviser out of each Partnership’s assets, and debited against Limited Partners’ Capital Accounts, as provided in Section 3.11(a) of this Agreement.

“Master Partnership” means ~~The Endowment~~Salient Private Access Master Fund, L.P., a limited partnership organized under the laws of the State of Delaware.

“Memorandum” means each Partnership’s private placement memorandum, as included in the Form N-2, as amended or supplemented from time to time.

“Net Assets” means the total value of all assets of each Partnership, less an amount equal to all accrued debts, liabilities and obligations of each Partnership, calculated before giving effect to any repurchases of Interests.

“Net Profit” or “Net Loss” means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of each Partnership, at the close of business on the Closing Date), the amount of any Net Profit or Net Loss to be adjusted to exclude any items to be allocated among the Capital Accounts of the Partners on a basis that is not in accordance with the Investment Percentages of all Partners as of the commencement of the Fiscal Period in accordance with Section 5.7 of this Agreement.

“Offering Materials” means the Memorandum and subscription materials provided to prospective Limited Partners in connection with an investment to be made in each Partnership.

“Offshore Fund” means ~~The Endowment~~Salient Private Access Offshore TEI Fund, Ltd., a Cayman Islands exempted company limited by shares, of which the TEI Fund is the sole management member and which has the same investment objectives as the TEI Fund.

“Partners” means the General Partner(s) and the Limited Partners, collectively, and “Partner” means any General Partner or Limited Partner.

“Person” means any individual, entity, corporation, partnership, limited liability company, joint stock company, trusts, estate, joint venture, or unincorporated organization.

“Placement Agent” means any Person retained by each Partnership or the General Partner to assist in the placement of Interests, which Persons will be designated by the General Partner, subject to approval by the Directors.

October 20, 2020

“Securities” means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options on those contracts.

“Subadviser” means an Investment Manager responsible either (1) for directly managing a portion of the assets of each Partnership in a managed account or (2) for managing a special purpose investment vehicle in which the Investment Manager and each Partnership are the sole limited Partners, members or other interest holders.

“Transfer” means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest. Verbs, adverbs or adjectives such as “Transfer,” “Transferred” and “Transferring” have correlative meanings.

Other capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Memorandum.

ARTICLE II.

ORGANIZATION, ADMISSION OF PARTNERS, DIRECTORS

2.1.       FORMATION OF LIMITED PARTNERSHIP

(a)        Each Partnership is formed as a limited partnership pursuant to the Certificate and this Agreement. The Partners agree that their rights, duties and liabilities will be as provided in the Delaware Act, except as otherwise provided in this Agreement. The General Partner will cause the Certificate to be executed and filed in accordance with the Delaware Act and will cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates that the General Partner concludes may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that a Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that the General Partner determines is necessary or appropriate to effectuate, implement and continue the valid existence and business of a Partnership.

(b)        Each Partnership is formed for the object and purpose of (and the nature of the business to be conducted by each Partnership is) engaging in any lawful activity for which limited partnerships may be formed under the Delaware Act and engaging in any and all activities necessary or incidental to the foregoing.

2.2.       NAME

The names of each Partnership are “~~The Endowment~~Salient Private Access Registered Fund, L.P.” and “~~The Endowment~~Salient Private Access TEI Fund, L.P.” or any other name that the General Partner may adopt after the date of this Agreement upon (a) causing an appropriate amendment to this Agreement to be executed and to the Certificate to be filed in accordance with the Delaware Act and (b) sending notice of the amendment to each Limited Partner.

2.3.       PRINCIPAL AND REGISTERED OFFICE

Each Partnership will have its principal office at the principal office of the General Partner or at any other place designated from time to time by the General Partner. Each Partnership’s registered agent in the State of Delaware shall be The Corporation Trust Company, and each Partnership’s registered office in the State of Delaware at Corporation Trust Center, 1209 Orange Street, unless the General Partner designates a different registered agent or office from time to time in accordance with the Delaware Act.

2.4.       DURATION

The term of a Partnership will continue until such Partnership is dissolved and wound up and the Certificate is canceled in accordance with Section 6.1 of this Agreement.

October 20, 2020

2.5.       BUSINESS OF EACH PARTNERSHIP

(a)        The business of each Partnership is to purchase, sell, invest and trade in Securities and engage in any financial or derivative transactions relating to Securities. Portions of each Partnership’s assets (which may constitute, in the aggregate, all of each Partnership’s assets) may be invested in Investment Funds that invest and trade in Securities or in separate managed accounts through which each Partnership may invest and trade in Securities, some or all of which may be advised by one or more Investment Managers or Subadvisers. The Registered Fund may invest some or all of its assets in the Master Partnership. The TEI Fund shall invest substantially all of its assets in the Offshore Fund, which the TEI Fund shall in turn cause to invest substantially all of its assets in the Master Partnership. Each Partnership may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the General Partner, the Directors or the Adviser may deem necessary or advisable to carry out its objective or business.

(b)        Each Partnership will operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions described in the Form N-2.

(c)        Each Partnership may designate from time to time persons to act as signatories for each Partnership, including, without limitation, persons authorized to execute and deliver any filings with the Securities and Exchange Commission or applicable federal or state regulatory authorities or self-regulatory organizations.

2.6.       GENERAL PARTNER

(a)        The Endowment Fund GP, L.P. is the General Partner. The General Partner may admit to each Partnership as an additional General Partner any Person who agrees in writing to be bound by all of the terms of this Agreement as a General Partner. The General Partner may admit to a Partnership as a substituted General Partner any Person to which it has Transferred its Interest as the General Partner in accordance with Section 4.3 of this Agreement. Any substituted General Partner will be admitted to such Partnership upon the Transferring General Partner’s consenting to such admission and is authorized to, and will, continue the business of such Partnership without dissolution. The name and mailing address of the General Partner and the Capital Contribution of the General Partner will be reflected on the books and records of such Partnership. If at any time such Partnership has more than one General Partner, unless otherwise provided in this Agreement, any action allowed to be taken, or required to be taken, by the General Partners may be taken only with the unanimous approval of all of the General Partners.

(b)        Each General Partner will serve for the duration of the term of each Partnership, unless the General Partner ceases to be a General Partner in accordance with Section 4.1 of this Agreement.

2.7.       LIMITED PARTNERS

(a)        The General Partner may, at any time and without advance notice to or consent from any other Partner, admit to a Partnership any Person who agrees to be bound by all of the terms of this Agreement as an additional Limited Partner. The General Partner may in its absolute discretion reject subscriptions for Interests (or portions of Interests) and/or may suspend subscriptions. The admission of any Person as an additional Limited Partner will be effective upon the General Partner’s acceptance on behalf of such Partnership of such Person’s subscription for Interests and the execution and delivery by, or on behalf of, the additional Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. The General Partner will cause the books and records of such Partnership to reflect the name and the required contribution to the capital of such Partnership of the additional Limited Partner.

(b)        Subject to Section 2.9 of this Agreement, when the entire Capital Contribution attributable to an Interest for which a Partner has subscribed is paid for, that Interest will be deemed to be validly issued and fully paid and non-assessable.

2.8.       BOTH GENERAL AND LIMITED PARTNER

A Partner may be simultaneously a General Partner and a Limited Partner, in which event the Partner’s rights and obligations in each capacity will be determined separately in accordance with the terms and provisions of this Agreement and as provided in the Delaware Act.

October 20, 2020

2.9.       LIMITED LIABILITY

Except for payment obligations under this Agreement, including Capital Contribution obligations, and as provided under applicable law, a Limited Partner will not be liable for a Partnership’s obligations in any amount in excess of the Limited Partner’s Capital Account balance, plus the Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to such Partnership certain amounts distributed to the Limited Partner.

2.10.     DIRECTORS

(a)        The number of Directors at the date of this Agreement is fixed at not more than fourteen (14) Directors and no fewer than two (2). After the Closing Date, the number of Directors will be fixed from time to time by the Directors then in office, which number may be greater, or lesser, than fourteen (14), but no fewer than the minimum number of directors permitted to corporations organized under the laws of the State of Delaware, except that no reduction in the number of Directors will serve to effect the removal of any Director. Each Partner approves the delegation by the General Partner to the Directors, in accordance with Section 3.1 of this Agreement, of certain of the General Partner’s rights and powers.

(b)        Each Director will serve for the duration of the term of each Partnership, unless his or her status as a Director is terminated sooner in accordance with Section ~~2.11~~2.10(d) of this Agreement. Except to the extent the 1940 Act requires election by Limited Partners, if any vacancy in the position of a Director occurs, including by reason of an increase in the number of Directors as contemplated by Section ~~2.11~~2.10(a) of this Agreement, the remaining Directors may appoint an individual to serve in that capacity in accordance with the provisions of the 1940 Act. Independent Directors will at all times constitute at least a majority of the Directors then serving. An Independent Director will be replaced by another Independent Director selected and nominated by the remaining Independent Directors, or in a manner otherwise permissible under the 1940 Act.

(c)        If no Director remains, the General Partner will promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of a Partnership and, if the business is to be continued, approving the appointment of the requisite number of Directors. If the Partners determine at the meeting not to continue the business of a Partnership, or if the approval of the appointment of the requisite number of Directors is not approved within 60 days after the date on which the last Director ceased to act in that capacity, then such Partnership will be dissolved in accordance with Section 6.1 of this Agreement and the assets of such Partnership will be liquidated and distributed in accordance with Section 6.2 of this Agreement.

(d)        The status of a Director will terminate (1) if the Director dies; (2) if the Director resigns as a Director; (3) if the Director is removed in accordance with Section ~~2.11~~2.10(e) of this Agreement; or (4) on December 31 in the year in which the Director reaches 72 years of age, unless such termination is waived by resolution of a majority of the Directors.

(e)        Any Director may be removed with or without cause by a vote of a majority of the Limited Partners or by written consent of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Limited Partners.

(f)         The Directors may establish and maintain committees of the Board of Directors, and the Directors may grant to such committees the authority to, among other things: value the assets of each Partnership; select and nominate the Independent Directors of each Partnership; recommend to the Board of Directors the compensation to be paid to the Independent Directors; and recommend to the Board of Directors the firm of certified public accountants that will conduct each Partnership’s audits.

(g)        The Directors may establish or designate committees of the Board of Directors or each Partnership, whose members may include the Directors and/or other Persons who are not Directors, to provide advice and other services to each Partnership, which committees may include (but are not limited to) a committee that will value the assets of each Partnership.

October 20, 2020

(h)        The Independent Directors will receive compensation for their services as Independent Directors, as determined by the Board of Directors.

ARTICLE III.

MANAGEMENT; ADVICE AND MANAGEMENT

3.1.       MANAGEMENT AND CONTROL

(a)        The General Partner delegates to the Directors those rights and powers of the General Partner necessary for the Directors to manage and control the business affairs of each Partnership and to carry out their oversight obligations with respect to each Partnership required under the 1940 Act, state law, and any other applicable laws or regulations. Rights and powers delegated to the Directors include, without limitation, the authority as Directors to oversee and to establish policies regarding the management, conduct and operation of each Partnership’s business, and to do all things necessary and proper as Directors to carry out the objective and business of each Partnership, including, without limitation, the power to engage the Adviser to provide Advice and Management and to remove the Adviser, as well as to exercise any other rights and powers expressly given to the Directors under this Agreement. The Partners intend that, to the fullest extent permitted by law, and except to the extent otherwise expressly provided in this Agreement, (1) each Director is vested with the same powers and authority on behalf of each Partnership as are customarily vested in each director of a Delaware corporation and (2) each Independent Director is vested with the same powers and authority on behalf of each Partnership as are customarily vested in each director who is not an “interested person” (as that term is defined in the 1940 Act) of a closed-end, management investment company registered under the 1940 Act that is organized as a Delaware corporation. During any period in which a Partnership has no Directors, the General Partner will manage and control such Partnership. Each Director will be the agent of each Partnership but will not, for any purpose, be a General Partner. Notwithstanding the delegation described in this Section 3.1(a), the General Partner will not cease to be the General Partner and will continue to be liable as such and in no event will a Director be considered a General Partner by agreement, estoppel or otherwise as a result of the performance of his or her duties under this Agreement or otherwise. The General Partner retains those rights, powers and duties that have not been delegated under this Agreement. Any Director may be admitted to a Partnership in accordance with Section 2.7 of this Agreement and make Capital Contributions and own an Interest, in which case the Director will also become a Limited Partner.

(b)        Each Partnership will file a tax return as a partnership for U.S. federal income tax purposes. All decisions for each Partnership relating to tax matters including, without limitation, whether to make any tax elections (including the election under Section 754 of the Code), the positions to be made on each Partnership’s tax returns and the settlement or further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, will be made by the Directors. All actions (other than ministerial actions) taken by the tax matters Partner, as designated in Section 3.1(c) below, will be subject to the approval of the Directors.

(c)        The General Partner will be the designated tax matters Partner for purposes of the Code. Each Partner agrees not to treat, on his, her or its personal income tax return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of the item by each Partnership. The tax matters Partner will have the exclusive authority and discretion to make any elections required or permitted to be made by each Partnership under any provisions of the Code or any other revenue laws.

(d)        No Limited Partner will have any right to participate in or take any part in the management or control of a Partnership’s business, and no Limited Partner will have any right, power or authority to act for or bind a Partnership. Limited Partners will have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act and will have no right to exercise any other vote granted to Limited Partners under the Delaware Act, any such rights being vested in the Directors (or the General Partner if there are no Directors) and may be exercised without requiring the approval of the Limited Partners.

October 20, 2020

3.2.       POWERS RESERVED BY THE GENERAL PARTNER

Notwithstanding anything in this Agreement to the contrary, the General Partner retains all rights, duties and powers to manage the affairs of each Partnership that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Directors or assumed by the Adviser or any other Person under the terms of any agreement between each Partnership and the Adviser or any other Person. Specifically, and without limitation, the General Partner will retain full power and authority on behalf of and in the name of each Partnership:

(1)        to issue to any Partner an instrument certifying that the Partner is the owner of an Interest;

(2)        to call and conduct meetings of Partners at each Partnership’s principal office or elsewhere as it may determine, and to assist the Directors in calling and conducting meetings of the Directors;

(3)        to engage and terminate attorneys, accountants (subject to the provisions of the 1940 Act) and other professional advisers and consultants as the General Partner deems necessary or advisable in connection with the affairs of each Partnership or as may be directed by the Directors;

(4)        to act as tax matters Partner in accordance with Section 3.1(c) of this Agreement, and to assist in the preparation and filing of any required tax or information returns to be made by each Partnership;

(5)        as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to each Partnership or any assets of each Partnership;

(6)        as directed by the Directors, to arrange for the purchase of any insurance covering the potential liabilities of each Partnership or relating to the performance of the Directors, the General Partner, the Adviser or any of their principals, Partners, directors, officers, members, employees and agents;

(7)        to execute, deliver and perform any contracts, agreements and other undertakings, and to engage in activities and transactions that are necessary or appropriate for the conduct of the business of each Partnership and to bind each Partnership by those contracts, agreements, and other undertakings, provided that the officers of each Partnership, as directed by the Directors, may execute and deliver contracts and agreements on behalf of each Partnership and bind each Partnership to those contracts and agreements;

(8)        to make determinations regarding subscriptions for and/or the Transfer of Interests, including, without limitation, determinations regarding the suspension of subscriptions, and to execute, deliver and perform subscription agreements, placement agency agreements relating to the placement of Interests, administration agreements appointing an administrator to perform various administrative action on behalf of each Partnership, escrow agreements and custodial agreements without the consent of or notice to any other Person, notwithstanding any other provision of this Agreement;

(9)        to make determinations regarding appropriate reserves to be created for the contingent, conditional or unmatured liabilities of each Partnership;

(10)      as provided in Section 7.2 of this Agreement, to make determinations regarding adjustments to the computation of Net Profit or Net Loss and allocations among the Partners under Article V of this Agreement;

(11)       to manage or oversee the general administrative and operational aspects of each Partnership; and

(12)       as directed by the Directors, to establish additional series of Limited Partners, General Partners, or Interests having separate rights, powers, or duties with respect to specified property or obligations of each Partnership or profits or losses associated with specified property or obligations of each Partnership, and having separate business purposes or investment objectives as the Directors may determine, consistent with the 1940 Act and the Delaware Act, so long as the assets and liabilities of one series are limited to the assets and liabilities of that series.

October 20, 2020

3.3.       ACTIONS BY DIRECTORS

(a)        Unless provided otherwise in this Agreement, the Directors will act only: (1) by the affirmative vote of a majority of the Directors (which majority will include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors is present either in person or, to the extent consistent with the provisions of the 1940 Act, by conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other; or (2) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)        The Directors may designate from time to time a Director or an officer of each Partnership or the General Partner who will preside at all meetings. Meetings of the Directors may be called by the General Partner, the Chairman of the Board of Directors, or any two Directors, and may be held on any date and at any time and place determined by the Directors. Each Director will be entitled to receive written notice of the date, time and place of a meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who attends a meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. A majority of the Directors then in office will constitute a quorum at any meeting of Directors.

(c)        The Directors may appoint from time to time agents and employees of each Partnership who will have the same powers and duties on behalf of each Partnership as are customarily vested in officers of a corporation incorporated under Delaware law, or such other powers and duties as may be designated by the Directors, in their sole discretion, and designate them as officers or agents of each Partnership by resolution of the Directors specifying their titles or functions.

3.4.       MEETINGS OF PARTNERS

(a)        Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present or by means of a written consent. Meetings of the Partners may be called by the General Partner, by the affirmative vote of a majority of Directors then in office, or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners, and may be held at any time, date and place determined by the General Partner in the case of meetings called by the General Partner or the Partners and at any time, date and place determined by the Directors in the case of meetings called by the Directors. In each case, the General Partner will provide notice of the meeting, stating the date, time and place of the meeting and the record date for the meeting, to each Partner entitled to vote at the meeting within a reasonable time prior to the meeting. Failure to receive notice of a meeting on the part of any Partner will not affect the validity of any act or proceeding of the meeting, so long as a quorum is present at the meeting. Except as otherwise required by applicable law, only matters set out in the notice of a meeting may be voted on by the Partners at the meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the record date will constitute a quorum at any meeting of Partners. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the Directors in the manner described above in this Section 3.4(a). Except as otherwise required by any provision of this Agreement or of the 1940 Act, (1) those candidates receiving a plurality of the votes cast at any meeting of Partners called pursuant to Section ~~2.11~~2.10(c) of this Agreement or elected pursuant to the requirement of Section ~~2.11~~2.10(b) will be elected as Directors and (2) all other actions of the Partners taken at a meeting will require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting.

(b)        Each Partner will be entitled to cast at any meeting of Partners or pursuant to written consent a number of votes equivalent to the Partner’s Investment Percentage as of the record date for the meeting or the date of the written consent. The General Partner will establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners or mailing (including by electronic transmission) to the Partners of any written consent, to determine eligibility to vote at the meeting and the number of votes that each Partner will be entitled to cast at the meeting, and will maintain for each record date a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.

October 20, 2020

(c)        Partner may vote at any meeting of Partners by a properly executed proxy transmitted to a Partnership at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to corporations incorporated under the laws of Delaware now or in the future in effect. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to such Partnership at any time prior to exercise of the proxy or if the Partner executing the proxy is present at the meeting and votes in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting out the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or any greater percentage as may be required under this Agreement to approve the action.

3.5.       ADVICE AND MANAGEMENT

(a)        The Directors will, among their powers, have the authority to cause each Partnership to engage the Adviser to provide Advice and Management to each Partnership under their direction, subject to any approval of such engagement by the Partners that may be required under the 1940 Act. As directed by the Directors, each Partnership and the General Partner, on behalf of each Partnership, among its powers described in Section 3.2 of this Agreement, will have the authority to execute, deliver and monitor the performance of any contract or agreement to provide Advice and Management to each Partnership (each, an “Investment Advisory Agreement”). Any such Investment Advisory Agreement will require that the Adviser acknowledge its obligations under this Agreement.

(b)        The assets of the Registered Fund shall be invested directly, or indirectly, through an investment in the Master Partnership, or otherwise in accordance with the “Asset Allocation Ranges” set forth in Exhibit A to this Agreement, as such Asset Allocation Ranges are further described in the Memorandum and as such Asset Allocation Ranges may be amended by the Directors from time to time. The assets of the TEI Fund shall be invested in the Offshore Fund, and the TEI Fund shall cause the Offshore Fund to invest such assets in the Master Partnership, which shall invest its assets in accordance with the Asset Allocation Ranges, as described above. So long as the Adviser has been and continues to be authorized to provide Advice and Management pursuant to an Investment Advisory Agreement, it will have, subject to any policies and restrictions described in the Memorandum or adopted from time to time by the Directors and communicated in writing to the Adviser (in each case, as more fully described in such Investment Advisory Agreement), full discretion and authority on behalf of and in the name of each Partnership (1) to manage the assets and liabilities of each Partnership, (2) to identify and evaluate Investment Managers and Investment Funds and to determine the assets of each Partnership to be committed to each Investment Manager and Investment Fund from time to time (indirectly, in the case of the TEI Fund through the TEI Fund’s investment in the Offshore Fund, and in turn through the Offshore Fund’s investment in the Master Partnership) subject to the provisions of Section 3.5(b)(8) of this Agreement in the case of Subadvisers, in each case subject to the terms and conditions of the governing documents of each Investment Manager and Investment Fund, and (3) to invest directly the assets of each Partnership in investments pending allocation or reallocation of the assets in Investment Funds or to ensure the availability of cash as required by each Partnership in the ordinary course of its business. In furtherance of, and subject to the provisions of this Section 3.5(b), the Adviser, except as otherwise provided in the applicable Investment Advisory Agreement (and at all times subject to the provisions of the 1940 Act), will have full discretion and authority on behalf of and in the name of each Partnership:

(1)        to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of each Partnership, including, without limitation, interests in Investment Funds, and to loan Securities of each Partnership;

(2)        to do any and all acts and exercise all rights with respect to each Partnership’s interest as an investor in any Person, including, without limitation, the voting of limited partnership interests or shares of Investment Funds;

(3)        to enter into subscription or other agreements relating to investments in Investment Funds (subject to Section 3.5(b)(8) of this Agreement in the case of agreements with Subadvisers), including, without limitation, agreements irrevocably to forego each Partnership’s right to vote its limited partnership (or similar) interests or shares of Investment Funds;

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(4)        to negotiate the terms of and enter into agreements with Investment Managers and Investment Funds (subject to Section 3.5(b)(8) of this Agreement in the case of agreements with Subadvisers) that provide for, among other things, the payment of management fees, reimbursement of expenses and allocations of profits to Investment Managers and the indemnification by each Partnership of Investment Managers and Investment Funds to the same or different extent as provided for with respect to the Adviser, and to amend, modify, terminate or grant waivers in respect of those agreements;

(5)        to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of each Partnership on those terms that the Adviser considers appropriate, and to grant limited discretionary authorization to brokers, dealers or other financial intermediaries with respect to price, time and other terms of investment and trading transactions;

(6)        to borrow from banks or other financial institutions and to pledge the assets of each Partnership as collateral for those borrowings, to trade on margin, to exercise or refrain from exercising all rights regarding each Partnership’s investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Partnership with respect to repurchases of Interests or portions of Interests and the payment of Partnership expenses, including those relating to the organization and registration of each Partnership;

(7)        subject to Section 3.5(b)(8) of this Agreement, to engage the services of Persons, including Affiliates of the Adviser, to assist the Adviser in providing, or to provide under the Adviser’s control and supervision, Advice and Management to each Partnership at the expense of the Adviser and to amend, modify or terminate or grant waivers in respect of these services;

(8)        (A) to commit all or part of each Partnership’s assets to the discretionary management of one or more Subadvisers, the selection of which will be subject to the approval of a majority (as defined in the 1940 Act) of each Partnership’s outstanding voting securities, unless each Partnership receives an exemption from the provisions of the 1940 Act requiring such approval, (B) to negotiate and enter into agreements with the Subadvisers that provide for, among other things, the indemnification by each Partnership of the Subadvisers to the same or different extent as provided for with respect to the Adviser, and to amend, modify, terminate or grant waivers in respect of those agreements (subject to the requirements of the 1940 Act and applicable and (C) to authorize the payment of fees, reimbursement of expenses and allocations of profits to Subadvisers in accordance with their respective governing documents; and

(9)        subject to applicable law, to take all such other actions that the Adviser considers necessary or advisable in furtherance of its duties and powers under the applicable Investment Advisory Agreement.

(c)        The Adviser, to the extent of its powers set out in this Agreement or otherwise vested in it by action of the Directors not inconsistent with this Agreement, is an agent of each Partnership, and the actions of the Adviser taken or refrained from being taken in accordance with such powers will bind each Partnership.

3.6.       CUSTODY OF ASSETS OF EACH PARTNERSHIP

Notwithstanding anything to the contrary in this Agreement, the General Partner will not have any authority to hold or have possession or custody of any funds, Securities or other property of a Partnership. The physical possession of all funds, Securities or other property of each Partnership will at all times be held, controlled and administered by one or more custodians retained by each Partnership. The General Partner will have no responsibility, other than that associated with the oversight and supervision of custodians retained by each Partnership, with respect to the collection of income or the physical acquisition or safekeeping of the funds, Securities or other property of each Partnership, all duties of collection, physical acquisition or safekeeping being the sole obligation of such custodians.

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3.7.       BROKERAGE

In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for each Partnership under Sections 3.5(b)(5) and (6) of this Agreement, the Adviser may, subject to policies adopted by each Partnership and to the provisions of applicable law, agree to commissions, fees and other charges on behalf of each Partnership as the Adviser deems reasonable in the circumstances, taking into account all such factors as it deems relevant, including the reliability of the broker, financial responsibility of the broker, strength of the broker, ability of the broker to efficiently execute transactions, the broker’s facilities, and the broker’s provision or payment of the costs of research and other services that are of benefit to each Partnership, the Adviser and other clients of and accounts managed by the Adviser, even if the cost of these services does not represent the lowest cost available. The Adviser will be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the U.S. Federal securities laws. The Adviser, subject to procedures adopted by the Directors, may use Affiliates of the Adviser and the General Partner as brokers to effect each Partnership’s Securities transactions and each Partnership may pay commissions to these brokers in amounts as are permissible under applicable law.

3.8.       OTHER ACTIVITIES

(a)        None of the General Partner, the Adviser and their principals, Partners, directors, officers, members, employees and beneficial owners nor the Directors will be required to devote full time to the affairs of each Partnership, but each will devote such time as each may reasonably be required to perform its obligations under this Agreement and under the 1940 Act.

(b)        The Adviser, the Directors, any Partner, and any Affiliate of any Partner may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, Partners of any Partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Partner will have any rights in or to such activities of any other Partner, the Adviser, the Directors or any Affiliate of any Partner or any profits derived from these activities.

(c)        The General Partner, the Adviser and their principals, Partners, directors, officers, members, employees and beneficial owners and the Directors, from time to time may acquire, possess, manage, hypothecate and dispose of Securities or other investment assets, and engage in any other investment transaction for any account over which they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom or which they may provide investment advisory or other services.

(d)        To the extent that at law or in equity the Directors, the Adviser or the General Partner has duties (including fiduciary duties) and liabilities relating to those duties to a Partnership or to any other Partner or other Person bound by this Agreement, any such Person acting under this Agreement will not be liable to a Partnership or to any other Partner or other Person bound by this Agreement for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner, the Adviser or the Directors otherwise existing at law or in equity, are agreed by the Partners to replace the other duties and liabilities of the General Partner, the Adviser or the Directors.

3.9.       DUTY OF CARE

(a)        The Directors, the Adviser and the General Partner, including any officer, director, Partner, member, principal, employee or agent of any of them, will not be liable to a Partnership or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of the Person’s services under this Agreement, in the absence of a final judicial decision on the merits from which no further right to appeal may be taken that the loss is due to an act or omission of the Person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Person’s duties under this Agreement.

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(b)        No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the Commission) in each Partnership’s registration statement or other reports required to be filed with the Commission shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.

(c)        Limited Partners not in breach of any obligation under this Agreement or under any agreement pursuant to which the Limited Partner subscribed for Interests will be liable to the relevant Partnership, any Partner or third parties only as required by this Agreement or applicable law.

3.10.     INDEMNIFICATION

(a)        To the fullest extent permitted by law, each Partnership will, subject to Section 3.10(c) of this Agreement, indemnify each General Partner and Adviser (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner or Adviser or Partner of a General Partner or Adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner, Adviser or Director of each Partnership, or the past or present performance of services to each Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 3.10 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.10.

(b)        Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.10(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) each Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c)        As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 3.10(a) of this Agreement if (1) approved as in the best interests of each Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Partnership and that the indemnitee is not liable to each Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to each Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

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(d)        Any indemnification or advancement of expenses made in accordance with this Section 3.10 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to a Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.10, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.10. In any suit in the name of a Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, such Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.10 will be on each Partnership (or any Partner acting derivatively or otherwise on behalf of each Partnership or its Partners).

(e)        An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.10 or to which he, she or it may otherwise be entitled except out of the assets of a Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)         The rights of indemnification provided in this Section 3.10 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.10 will affect the power of each Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Adviser or other Person.

(g)         The General Partner may enter into agreements indemnifying Persons providing services to each Partnership to the same, lesser or greater extent as set out in this Section 3.10.

3.11.      FEES, EXPENSES AND REIMBURSEMENT

(a)         As consideration for providing Advice and Management, and for so long as the Adviser provides Advice and Management to a Partnership pursuant to an Investment Advisory Agreement, such Partnership will pay the Adviser a management fee at an annual rate and at such intervals as determined by the Directors and approved in the manner contemplated by the 1940 Act of the value of each Limited Partner’s Capital Account as of the first Business Day of each month (the “Management Fee”)~~,~~ which ~~amount~~amounts will be charged as of that date to the Capital Account of each Limited Partner. The Management Fee will be computed based on the Capital Account of each Limited Partner as of the end of business on the last Business Day of each month, after adjustment for any subscriptions effective on that date and before giving effect to any repurchase of Interests or portions of Interests effective as of that date, and will be due and payable in arrears within five Business Days after the end of the month. If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month and shall be payable within thirty (30) days after the end of the relevant month or the date of termination of this Agreement, as applicable. Subject to applicable law, the Adviser is authorized, but not required, to waive, reduce or rebate the Management Fee calculated with respect to, and deducted from, the Capital Accounts of Limited Partners and to pay all or part of the Management Fee to third parties for services rendered in connection with the placement of Interests.

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(b)        Each Partnership will compensate each Independent Director for his or her services rendered in connection with each Partnership as may be agreed to by the Directors and the General Partner, and as described in the Memorandum. In addition, each Partnership will reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties with respect to each Partnership.

(c)        Each Partnership will add to all subscriptions for Interests or portions of Interests any sales charge or fee, in form and amount as determined by the General Partner, subject to approval by the Directors, payable to Placement Agents for the placement of such Interests or portions of Interests. Any sales charge or fee paid in accordance with this Section 3.11(c) will not constitute a Capital Contribution made by the Partner to each Partnership nor part of the assets of each Partnership.

(d)        Each Partnership will bear all expenses incurred in connection with its business other than those specifically required to be borne by the Adviser under this Agreement or an Investment Advisory Agreement. Expenses to be borne by each Partnership include, but are not limited to, the following:

(1)        all investment-related expenses, including, but not limited to, fees paid and expenses reimbursed, directly or indirectly, to Investment Managers (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for each Partnership’s account, such as direct and indirect expenses associated with each Partnership’s investments, including its investments in Investment Funds or with Subadvisers (whether or not consummated), and enforcing each Partnership’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, reasonable research expenses of the Adviser (including, but not limited to, travel expenses, systems, and database subscriptions related to the selecting and monitoring of Investment Funds), professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts engaged by a Partnership) and, if applicable in the event each Partnership utilizes a Subadviser (or in connection with each Partnership’s temporary or cash management investments), brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold but not yet purchased and margin fees;

(2)        all costs and expenses associated with the establishment of Investment Funds (whether or not consummated) managed by Subadvisers;

(3)        any non-investment-related interest expense;

(4)        attorneys’ fees and disbursements associated with preparing and updating any Offering Materials and with reviewing subscription materials in connection with qualifying prospective investors or prospective holders of Transferred Interests;

(5)        fees and disbursements of any accountants engaged by each Partnership, and expenses related to the annual audit of each Partnership and compliance with any applicable U.S. Federal or state laws;

(6)        fees paid and out-of-pocket expenses reimbursed to each Partnership’s administrator;

(7)        recordkeeping, custody and escrow fees and expenses;

(8)        the costs of an errors and omissions/directors’ and officers’ liability insurance policy and a fidelity bond;

(9)        the costs of preparing and mailing reports and other communications (including costs associated with establishing and maintaining any investor portals to facilitate such communications), including proxy, tender offer correspondence or similar materials, to Limited Partners;

(10)      the Management Fee;

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(11)      fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof;

(12)      all costs and charges for equipment or services used in preparing or communicating information regarding each Partnership’s transactions or the valuation of its assets among the Adviser and any custodian, administrator or other agent engaged by each Partnership;

(13)      compliance and related consultant costs;

(~~13~~14)   any extraordinary expenses, including indemnification expenses as provided for in Section 3.10 of this Agreement;

(~~14~~15)   any other expenses as may be approved from time to time by the Directors, other than those required to be borne by the Adviser or the General Partner; and

(~~15~~16)   the organizational and offering expenses of each Partnership which were initially borne by the Adviser or an affiliate thereof and expensed by each Partnership upon commencement of operations.

Each Partnership will account for these expenditures, through monthly expense allocations (or at such other frequency or times as the Board of Directors may direct) to Limited Partners’ Capital Accounts, for a period not to exceed the first sixty months after the Closing Date. The amount of each such expense allocation to the Limited Partners’ Capital Accounts will be determined by the Directors and the Adviser and will equal an amount sufficient to reimburse the Adviser or an affiliate thereof within a sixty-month period.

(e)        Each of the Adviser and the General Partner will be entitled to reimbursement from each Partnership for any of the above expenses that it pays on behalf of each Partnership, other than as provided in Section 3.11(d)(~~15~~16) above.

ARTICLE IV.

TERMINATION OF STATUS OF GENERAL PARTNER REMOVAL OF GENERAL PARTNER; TRANSFERS AND REPURCHASES

4.1.       TERMINATION OF STATUS OF GENERAL PARTNER

A General Partner will cease to be a general Partner of a Partnership if the General Partner (a) is dissolved or otherwise terminates its existence; (b) voluntarily withdraws as General Partner (which it may do at any time in its sole discretion); (c) is removed; (d) Transfers its entire Interest as General Partner as permitted under Section 4.3 of this Agreement and the Person to which the Interest is Transferred is admitted as a substituted General Partner under Section 2.6(a) of this Agreement; or (e) otherwise ceases to be a General Partner under the Delaware Act.

4.2.       REMOVAL OF GENERAL PARTNER

Any General Partner may be removed by the vote or written consent of Partners holding not less than 80% of the total number of votes eligible to be cast by all Partners.

4.3.       TRANSFER OF INTEREST OF GENERAL PARTNER

A General Partner may not Transfer all or any portion of its Interest as the General Partner except to Persons who have agreed to be bound by all of the terms of this Agreement and applicable law. If a General Partner Transfers its entire Interest as General Partner, it will not cease to be a General Partner unless and until the transferee is admitted to each Partnership as a substituted General Partner pursuant to Section 2.6(a) of this Agreement. In executing this Agreement, each Partner is deemed to have consented to any Transfer contemplated by this Section 4.3.

4.4.       TRANSFER OF INTERESTS OF LIMITED PARTNERS

(a)        Any Interest or portion of any Interest held by a Limited Partner may be Transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Limited Partner; or (2) under certain limited instances set out in this Agreement, with the written consent of the General Partner (which may be withheld in the General Partner’s sole and absolute discretion) . Unless the relevant Partnership consults with legal counsel to such Partnership and counsel confirms that the Transfer will not cause such Partnership to be treated as a “publicly traded Partnership” taxable as a corporation, however, the General Partner may not consent to a Transfer unless the following conditions are met: (i) the Transferring Limited Partner has been a Limited Partner for at least six months; (ii) the proposed Transfer is to be made on the effective date of an offer by such Partnership to repurchase Interests; and (iii) the Transfer is (A) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferring Limited Partner (e.g., certain Transfers to affiliates, gifts and contributions to family entities), (B) to members of the Transferring Limited Partner’s immediate family (siblings, spouse, parents and children), or (C) a distribution from a qualified retirement plan or an individual retirement account. In addition, the General Partner may not consent to a Transfer unless the Person to whom or which an Interest or portion of an Interest is Transferred (or each of the Person’s equity owners if the Person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a Person whom or which the General Partner believes is an “accredited investor” as defined in Regulation D under the 1933 Act and meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor provision of any of those rules, or is otherwise exempt from the requirements of those rules. In the event that other investor eligibility requirements are established by a Partnership, the Person to whom or which an Interest or portion of an Interest is Transferred must satisfy these other requirements. If any transferee does not meet the investor eligibility requirements described in this Section 4.4(a), the General Partner may not consent to the Transfer. In addition, no Limited Partner will be permitted to Transfer his, her or its Interest or portion of an Interest unless after the Transfer the balance of the Capital Account of the transferee, and of the Limited Partner Transferring less than the Partner’s entire Interest, is at least equal to the amount of the Limited Partner’s initial Capital Contribution. Any permitted transferee will be entitled to the allocations and distributions allocable to the Interest or portion of an Interest so acquired and to Transfer the Interest or portion of an Interest in accordance with the terms of this Agreement, but will not be entitled to the other rights of a Limited Partner unless and until the transferee becomes a substituted Limited Partner. If a Limited Partner Transfers an Interest or portion of an Interest with the approval of the General Partner, the General Partner will promptly take all necessary actions so that each transferee or successor to whom or to which the Interest or portion of an Interest is Transferred is admitted to a Partnership as a Limited Partner. The admission of any transferee as a substituted Limited Partner will be effective upon the execution and delivery by, or on behalf of, the substituted Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each Limited Partner and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the relevant Partnership in connection with any Transfer. In connection with any request to Transfer an Interest or portion of an Interest, a Partnership may require the Limited Partner requesting the Transfer to obtain, at the Limited Partner’s expense, an opinion of counsel selected by the General Partner as to such matters as the General Partner may reasonably request. If a Limited Partner Transfers its entire Interest as a Limited Partner, it will not cease to be a Limited Partner unless and until the transferee is admitted to the relevant Partnership as a substituted Limited Partner in accordance with this Section 4.4(a).

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(b)        Each Limited Partner will indemnify and hold harmless the relevant Partnership, the General Partner, the Adviser, the Directors, each other Limited Partner and any Affiliate of the relevant Partnership, the General Partner, the Adviser, the Director and each of the other Limited Partners against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any Transfer made by the Limited Partner in violation of this Section 4.4 and (2) any misrepresentation by the Transferring Limited Partner or substituted Limited Partner in connection with the Transfer. A Limited Partner Transferring an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the relevant Partnership in connection with the Transfer.

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4.5.       REPURCHASE OF INTERESTS

(a)        Except as otherwise provided in this Agreement, no Partner or other Person holding an Interest or portion of an Interest will have the right to withdraw or tender an Interest or portion of an Interest to a Partnership for repurchase. The Directors may, from time to time, in their complete and exclusive discretion and on terms and conditions as they may determine, cause each Partnership to repurchase Interests or portions of Interests in accordance with written tenders. Each Partnership will not offer, however, to repurchase Interests or portions of Interests on more than four occasions during any one Fiscal Year, unless each Partnership has been advised by its legal counsel that more frequent offers would not cause any adverse tax consequences to each Partnership or the Partners. In determining whether to cause each Partnership to repurchase Interests or portions of Interests, pursuant to written tenders, the Directors will consider the following factors, among others:

(1)        whether any Partners have requested to tender Interests or portions of Interests;

(2)        the liquidity of a Partnership’s assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets managed by Subadvisers);

(3)        the investment plans and working capital and reserve requirements of a Partnership;

(4)        the relative economies of scale with respect to the size of a Partnership;

(5)        the history of a Partnership in repurchasing Interests or portions of Interests;

(6)        the availability of information as to the value of a Partnership’s interests in the Investment Funds;

(7)        existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(8)        the anticipated tax consequences to a Partnership of any proposed repurchases of Interests or portions of Interests; and

(9)        the recommendations of the General Partner and/or the Adviser.

The Directors will cause each Partnership to repurchase Interests or portions of Interests in accordance with written tenders only on terms fair to each Partnership and to all Partners and Persons holding Interests or portions of Interests acquired from Partners.

(b)        Except as provided in Section 4.5(c) of this Agreement, a General Partner may tender its Interest or portion of an Interest under Section 4.5(a) of this Agreement only if and to the extent that (1) the repurchase would not cause the value of the Capital Account of the General Partner to be less than the value required to be maintained under Section 5.1(c) of this Agreement or (2) in the view of legal counsel to each Partnership, the repurchase would not jeopardize the classification of each Partnership as a Partnership for U.S. Federal income tax purposes.

(c)        If a General Partner ceases to serve in that capacity under Section 4.1 of this Agreement (other than pursuant to Section 4.1(d)) and the business of each Partnership is continued in accordance with Section 6.1(a)(2)(B) of this Agreement, the former General Partner (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of a Partnership under Section 6.1(a)(2)(B), tender to a Partnership all or any portion of its Interest. Within 30 days after the receipt of notice, the Directors will cause the Interest or portion of an Interest to be repurchased by such Partnership for cash in an amount equal to the balance of the former General Partner’s Capital Account or applicable portion of the Capital Account. If the former General Partner does not tender to such Partnership all of its Interest as permitted by this Section 4.5(c), the Interest will automatically convert to and will be treated in all respects as the Interest of a Limited Partner. If the General Partner ceases to serve in this capacity under Section 4.1 of this Agreement (other than pursuant Section 4.1(d)) and a Partnership is not continued under Section 6.1(a)(2)(B) of this Agreement, the liquidation and distribution provisions of Article VI of this Agreement will apply to the General Partner’s Interest.

October 20, 2020

(d)        The General Partner may cause each Partnership to repurchase an Interest or portion of an Interest of a Limited Partner or any Person acquiring an Interest from or through a Limited Partner, on terms fair to each Partnership and to the Limited Partner or Person acquiring an Interest from or through such Limited Partner, in the event that the General Partner, in its sole discretion, determines or has reason to believe that:

(1)        the Interest or portion of an Interest has been Transferred in violation of Section 4.4 of this Agreement, or the Interest or portion of an Interest has vested in any Person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Limited Partner;

(2)        ownership of the Interest or portion of an Interest by a Partner or other Person is likely to (A) cause a Partnership to be in violation of, or (B) (x) require registration of any Interest or portion of any Interest under, or (y) subject a Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)        continued ownership of the Interest or portion of an Interest may be harmful or injurious to the business or reputation of a Partnership, the Directors, the General Partner or the Adviser or any of their Affiliates, or may subject a Partnership or any of the Partners to an undue risk of adverse tax or other fiscal or regulatory consequences;

(4)        any of the representations and warranties made by a Partner or other Person in connection with the acquisition of the Interest or portion of an Interest was not true when made or has ceased to be true;

(5)        with respect to a Limited Partner subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), such Limited Partner will likely be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold an Interest or portion of an Interest; or

(6)        it would be in the best interests of a Partnership, as determined by the General Partner or the Directors, for a Partnership to repurchase the Interest or portion of an Interest.

(e)        Repurchases of Interests or portions of Interests by each Partnership will be payable promptly after the date of each repurchase or, in the case of an offer by a Partnership to repurchase Interests or portions of Interests, promptly after the expiration date of the repurchase offer in accordance with the terms of the repurchase offer. Payment of the purchase price for an Interest or portion of an Interest will consist of: (1) cash or a promissory note, which will be non-transferable and need not bear interest, in an amount equal to the percentage, as may be determined by the Directors, of the estimated unaudited net asset value of the Interest or portion of an Interest repurchased by a Partnership determined as of the date of the repurchase (the “Initial Payment”); and (2) if determined to be appropriate by the Directors or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note, which may or may not be incorporated into the note applicable to the Initial Payment, entitling its holder to a contingent payment (the “Post-Audit Payment”) equal to the excess, if any, of (A) the net asset value of the Interest or portion of an Interest repurchased by a Partnership as of the date of the repurchase, determined based on the audited financial statements of a Partnership for the Fiscal Year in which the repurchase was effective, over (B) the Initial Payment. Any obligation under such a promissory note with respect to the Initial Payment will be due and payable not more than 30 days after the date of repurchase or, if a Partnership has requested withdrawal of its capital from any Investment Funds in funding the repurchase of Interests, ten Business Days after a Partnership has received at least 90% of the aggregate amount withdrawn by a Partnership from the Investment Funds. Any obligation under such a promissory note with respect to the Post-Audit Payment will be due and payable promptly following the preparation of the applicable audited financial statements.

October 20, 2020

Notwithstanding anything to the contrary in this Section 4.5(e), the Directors, in their discretion, may cause each Partnership to pay all or any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests or portions of Interest will be subject to any and all conditions as the Directors may impose in their sole discretion. The General Partner may, in its discretion, cause a Partnership to repurchase a Limited Partner’s entire Interest, if the Limited Partner’s Capital Account balance in such Partnership, as a result of repurchase or Transfer requests by the Limited Partner, is less than $100,000 or such other minimum amount established by the General Partner from time to time in its sole discretion. ~~Subject to the procedures of this Section 4.5(e), the amount due to any Partner whose Interest or portion of an Interest is repurchased will be equal to the value of the Partner’s Capital Account or portion of such Capital Account, as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner’s Capital Account as of that date.~~ If a Limited Partner’s entire Interest is repurchased, that Limited Partner will cease to be a Limited Partner.

ARTICLE V.

CAPITAL

5.1.       CONTRIBUTIONS TO CAPITAL

(a)        The minimum initial Capital Contribution of each Limited Partner will be $100,000 or such other amount as the General Partner determines from time to time. The amount of the initial Capital Contribution of each Partner will be recorded by a Partnership upon acceptance as a contribution to the capital of a Partnership. Each Limited Partner’s entire initial Capital Contribution will be paid to the Partnership immediately prior to a Partnership’s acceptance of the Limited Partner’s subscription for Interests, unless otherwise agreed by such Partnership and such Limited Partner.

(b)        The Limited Partners may make additional Capital Contributions effective as of those times and in amounts as the General Partner may permit, but no Limited Partner will be obligated to make any additional Capital Contribution except to the extent provided in Sections 5.5 and 5.7 of this Agreement. Each additional Capital Contribution made by a Limited Partner (other than a contribution made pursuant to Section 5.5 or Section 5.7 of this Agreement) will be in the minimum amount of $25,000 or such other amount as the General Partner determines from time to time.

(c)        A General Partner may make additional Capital Contributions effective as of those times and in such amounts as it determines, and will be required to make additional Capital Contributions from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that each Partnership will be treated as a Partnership for U.S. Federal income tax purposes. Except as provided in this Section 5.1 or in the Delaware Act, no General Partner will be required or obligated to make any additional contributions to the capital of a Partnership.

(d)        Subject to the provisions of the 1940 Act, and except as otherwise permitted by the General Partner, (1) initial and any additional Capital Contributions by any Partner will be payable in cash or in Securities that the General Partner, in its absolute discretion, causes each Partnership to accept, and (2) initial and any additional Capital Contributions in cash will be payable in readily available funds at the date of the proposed acceptance of the contribution. Each Partnership will charge each Partner making a Capital Contribution in Securities to the capital of such Partnership an amount as may be determined by the General Partner to reimburse such Partnership for any costs incurred by such Partnership by reason of accepting the Securities, and any charge will be due and payable by the contributing Partner in full at the time the Capital Contribution to which the charges relate is due. The value of contributed Securities will be determined in accordance with Section 7.3 of this Agreement as of the date of contribution.

(e)        An Adviser may make Capital Contributions and own Interests in a Partnership and, in so doing, will become a Limited Partner with respect to the contributions.

October 20, 2020

(f)        The minimum initial and additional contributions set out in paragraphs (a) and (b) of this Section 5.1 may be increased or reduced by the General Partner from time to time. Reductions may be applied to all investors, individual investors or to classes of investors, in each case in the sole discretion of the General Partner.

5.2.       RIGHTS OF PARTNERS TO CAPITAL

No Partner will be entitled to interest on the Partner’s Capital Contribution, nor will any Partner be entitled to the return of any capital of a Partnership except (a) upon the repurchase by such Partnership of all or a portion of the Partner’s Interest in accordance with Section 4.5 of this Agreement, (b) in accordance with the provisions of Section 5.7(b) of this Agreement or (c) upon the liquidation of such Partnership’s assets in accordance with Section 6.2 of this Agreement. Except as specified in the Delaware Act, or with respect to distributions or similar disbursements made in error, no Partner will be liable for the return of any such amounts.

To the fullest extent permitted by applicable law, no Partner will have the right to require partition of a Partnership’s property or to compel any sale or appraisal of a Partnership’s assets.

5.3.       CAPITAL ACCOUNTS

(a)        Each Partnership will maintain a separate Capital Account for each Partner.

(b)        Each Partner’s Capital Account will have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 of this Agreement) constituting the Partner’s initial Capital Contribution.

(c)        Each Partner’s Capital Account will be increased by the sum of (1) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 of this Agreement) constituting additional Capital Contributions by the Partner permitted under Section 5.1 of this Agreement, plus (2) any amount credited to the Partner’s Capital Account under Sections 5.4 through 5.7 of this Agreement.

(d)        Each Partner’s Capital Account will be reduced by the sum of (1) the amount of any repurchase of the Interest or portion of the Interest of the Partner or distributions to the Partner under Section 4.5, 5.11 or 6.2 of this Agreement that are not reinvested, plus (2) any amounts debited against the Partner’s Capital Account under Sections 5.4 through 5.7 of this Agreement.

(e)        In the event all or a portion of the Interest of a Partner is Transferred in accordance with the terms of this Agreement, the transferee will succeed to the Capital Account of the transferor to the extent of the Transferred Interest or portion of an Interest.

(f)         Subject to Section 5.7(b) of this Agreement, no Partner will be required to pay to a Partnership or any other Partner any deficit in such Partner’s Capital Account upon dissolution of a Partnership or otherwise.

5.4.       ALLOCATION OF NET PROFIT AND LOSS

Subject to Section 5.8 of this Agreement, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period will be allocated among and credited to or debited against the Capital Accounts of the Partners in accordance with their respective Investment Percentages for the Fiscal Period.

5.5.       ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

(a)        If a Partnership incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of such Partnership or the General Partner, will cause the amount of the obligation to be debited against the Capital Account of the Partner when such Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to a Partnership as a Capital Contribution, upon demand by the General Partner, the amount of the excess. A General Partner will not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for the reduction or exemption, except that, in the event that the General Partner determines that a Partner is eligible for a refund of any withholding tax, the General Partner may, at the request and expense of the Partner, assist the Partner in applying for such refund.

October 20, 2020

(b)        Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by a Partnership, to the extent determined by the General Partner to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, will be charged to only those Partners on whose behalf the payments are made or whose particular circumstances gave rise to such payments. The charges will be debited from the Capital Accounts of the Partners as of the close of the Fiscal Period during which the items were paid or accrued by such Partnership.

5.6.       RESERVES

(a)        The General Partner may cause appropriate reserves to be created, accrued and charged by a Partnership against Net Assets and proportionately against the Capital Accounts of the Partners for contingent liabilities, if any, as of the date any contingent liability becomes known to the General Partner, the reserves to be in the amounts that the General Partner in its sole discretion deems necessary or appropriate. The General Partner may increase or reduce any reserves from time to time by amounts as it in its sole discretion deems necessary or appropriate. The amount of any reserve, or any increase or decrease in a reserve, will be proportionately charged or credited to the Capital Accounts of those Persons who or that are Partners at the time the reserve is created, or increased or decreased, except that if any individual reserve item, adjusted by any increase in the item, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all of those Partners, then the amount of the reserve, increase or decrease may instead, at the discretion of the General Partner, be charged or credited to those Persons who or that were Partners at the time, as determined by the General Partner in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b)        If any amount is required by Section ~~5.7~~5.6(a) of this Agreement to be charged or credited to a Person who or that is no longer a Partner, the amount will be paid by or to the party, in cash, with interest from the date on which the General Partner determines that the charge or credit is required. In the case of a charge, the former Partner will be obligated to pay as a Capital Contribution the amount of the charge, plus interest as provided in this Section ~~5.7~~5.6(b), to the relevant Partnership on demand, except that (1) in no event will a former Partner be obligated to make a payment exceeding the amount of the Partner’s Capital Account at the time to which the charge relates and (2) no demand will be made after the expiration of three years from the date on which the Person ceased to be a Partner. To the extent that a former Partner fails to pay to a Partnership, in full, any amount required to be charged to the former Partner under Section ~~5.7~~5.6(a) of this Agreement, the deficiency will be charged proportionately to the Capital Accounts of the Partners at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Partners.

5.7.       ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS

To the extent that any debits under Sections 5.4 through ~~5.7~~5.6 of this Agreement would reduce the balance of the Capital Account of any Limited Partner below zero, that portion of any such debits will be allocated instead to the Capital Account of the General Partner. Any credits in any subsequent Fiscal Period that otherwise would be allocable under Sections 5.4 through ~~5.7~~5.6 of this Agreement to the Capital Account of any Limited Partner previously affected by the application of this Section ~~5.8~~5.7 will instead be allocated to the Capital Account of the General Partner in amounts necessary to offset all previous debits attributable to the Limited Partner, made in accordance with this Section ~~5.8~~5.7, that have not been recovered.

5.8.       ALLOCATIONS PRIOR TO CLOSING DATE

Any net cash profits or any net cash losses realized by a Partnership from the purchase or sale of Securities during the period ending on the day prior to the Closing Date will be allocated to the Capital Account of the General Partner. No unrealized item of profit or loss will be allocated under this Section ~~5.9~~5.8 to the Capital Account of any Partner.

October 20, 2020

5.9.       TAX ALLOCATIONS

For each taxable year of each Partnership, items of income, deduction, gain, loss or credit will be allocated for income tax purposes among the Partners in a manner so as to reflect equitably amounts credited or debited to each Partner’s Capital Account for the current and prior taxable years (or relevant portions of those years). Allocations under this Section ~~5.10~~5.9 will be made in accordance with the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations promulgated under these Sections, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, each Partnership will allocate to the Partners those gains or income necessary to satisfy the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d). If a Partnership realizes net capital gains for U.S. Federal income tax purposes for any taxable year during or as of the end of which one or more Positive Basis Partners (as defined in this Section ~~5.10~~5.9) withdraw from such Partnership under Article IV or VI of this Agreement, the General Partner may elect to allocate net gains as follows: (a) to allocate net gains among Positive Basis Partners, in proportion to the Positive Basis (as defined in this Section ~~5.10~~5.9) of each Positive Basis Partner, until either the full amount of the net gains has been so allocated or the Positive Basis of each Positive Basis Partner has been eliminated, and (b) to allocate any net gains not so allocated to Positive Basis Partners to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. If a Partnership realizes capital losses for U.S. federal income tax purposes for any fiscal year during or as of the end of which one or more Negative Basis Partners (as defined in this Section ~~5.10~~5.9) withdraw from such Partnership under Article IV or VI of this Agreement, the General Partner may elect to allocate net losses as follows: (i) to allocate net losses among Negative Basis Partners, in proportion to the Negative Basis (as defined in this Section ~~5.10~~5.9) of each Negative Basis Partner, until either the full amount of net losses will have been so allocated or the Negative Basis of each Negative Basis Partner has been eliminated, and (ii) to allocate any net losses not so allocated to Negative Basis Partners, to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. As used in this Section ~~5.10~~5.9, the term “Positive Basis” means, with respect to any Partner and as of any time of calculation, the amount by which the total of the Partners’ Capital Accounts as of that time exceeds the Partner’s “adjusted tax basis,” for U.S. Federal income tax purposes, in the Partner’s Interest in a Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of the Interest, including by reason of death). As used in this Section ~~5.10~~5.9, the term “Positive Basis Partner” means any Partner who or that withdraws from a Partnership and who or that has a Positive Basis as of the effective date of the Partner’s withdrawal. As used in this Section ~~5.10~~5.9, the term “Negative Basis” means, with respect to any Partner and as of any time of calculation, the amount by which the Partner’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Partner’s Interest in such Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of the Interest, including by reason of death, and without regard to such Partner’s share of the liabilities of such Partnership under section 752 of the Code) exceeds the Partner’s Capital Account as of such time. As used in this Section ~~5.10~~5.9, the term “Negative Basis Partner” means any Partner who or that withdraws from such Partnership and who or that has a Negative Basis as of the effective date of the Partner’s withdrawal.

5.10.     DISTRIBUTIONS

(a)        The General Partner may cause each Partnership to make distributions in cash or in kind at any time to all of the Partners on a proportionate basis in accordance with the Partners’ Investment Percentages.

(b)        The General Partner may withhold taxes from any distribution to any Partner to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by a Partnership with respect to any amount distributed by such Partnership to any Partner will be deemed to be a distribution or payment to the Partner, reducing the amount otherwise distributable to the Partner under this Agreement and reducing the Capital Account of the Partner. Neither the General Partner nor the Directors will be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for reduction or exemption. To the extent that a Partner claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Partner will furnish the relevant Partnership with any information and forms that the Partner may be required to complete if necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Partner represents and warrants that any information and forms furnished by the Partner will be true and accurate and agrees to indemnify the relevant Partnership and each of the Partners from any and all losses, claims, damages, liabilities costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to the withholding taxes (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses).

October 20, 2020

(c)        Notwithstanding any provision to the contrary contained in this Agreement, each Partnership and the General Partner on behalf of each Partnership will not repurchase any Interest or portion of an Interest or make a distribution to any Partner on account of the Partner’s Interest or portion of an Interest, if such repurchase or distribution would violate the Delaware Act or other applicable law.

ARTICLE VI.

DISSOLUTION AND LIQUIDATION

(a)        Each Partnership will be dissolved if at any time it has no Limited Partners or upon the occurrence of any of the following events:

(1)        upon the affirmative vote to dissolve such Partnership by both (A) a majority of the Directors (including the vote of a majority of the Independent Directors) and (B) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

(2)        upon either of: (A) an election by the General Partner to dissolve such Partnership or (B) a General Partner’s ceasing to be a General Partner in accordance with Section 4.1 of this Agreement (other than in conjunction with a Transfer of the Interest of a General Partner in accordance with Section 4.3 of this Agreement to a Person who or that is admitted as a substituted General Partner under Section 2.6(a) of this Agreement), unless, as to the event described in clause (B) of this Section 6.1(a)(2), (i) such Partnership has at least one other General Partner who or that is authorized to and does carry on the business of such Partnership, or (ii) both the Directors and Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners elect within 60 days after the event to continue the business of such Partnership and a Person to be admitted to such Partnership, effective as of the date of the event, as an additional General Partner who has agreed to make the contributions to the capital of such Partnership required to be made under Section 5.1(c) of this Agreement;

(3)        upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with Section ~~2.11~~2.10(c) of this Agreement when no Director remains to continue the business of such Partnership; or

(4)        as otherwise required by operation of law.

Dissolution of such Partnership will be effective on the later of the day on which the event giving rise to the dissolution occurs or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60 -day period during which the Directors and Partners elect to continue the business of such Partnership as provided in Section 6.1(a)(2), but such Partnership will not terminate until the assets of such Partnership have been liquidated in accordance with Section 6.2 of this Agreement and the Certificate has been canceled.

(b)        Except as provided in Section 6.1(a) of this Agreement or in the Delaware Act, the death, adjudicated incompetence, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of, or other change in the ownership or nature of a Partner, the admission to such Partnership of a new Partner, the withdrawal of a Partner from such Partnership, or the Transfer by a Partner of the Partner’s Interest or a portion of the Interest to a third party will not cause such Partnership to dissolve.

October 20, 2020

6.2.       LIQUIDATION OF ASSETS

(a)        Upon the dissolution of a Partnership as provided in Section 6.1 of this Agreement, the General Partner will promptly liquidate the business and administrative affairs of such Partnership, except that if the General Partner is unable to perform this function, a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners and whose fees and expenses will be paid by such Partnership will promptly liquidate the business and administrative affairs of such Partnership. Net Profit and Net Loss during the period of liquidation will be allocated in accordance with Article V of this Agreement. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in an amount that the General Partner or liquidator deems appropriate in its sole discretion as applicable) will be distributed in the following manner:

(1)        the debts of a Partnership, other than debts, liabilities or obligations to Limited Partners, and the expenses of liquidation (including legal and accounting fees and expenses incurred in connection with the liquidation), up to and including the date on which distribution of a Partnership’s assets to the Partners has been completed, will first be paid on a proportionate basis;

(2)        any debts, liabilities or obligations owing to the Limited Partners will be paid next in their order of seniority and on a proportionate basis; and

(3)        the Partners are paid next on a proportionate basis the positive balances of their Capital Accounts after giving effect to all allocations to be made to the Partners’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)        Notwithstanding the provisions of this Section 6.2, upon dissolution of a Partnership, subject to the Delaware Act and the priorities set out in Section 6.2(a) of this Agreement, the General Partner or liquidator may distribute ratably in kind any assets of such Partnership. If any in-kind distribution is to be made under this Section 6.2(b), (1) the assets distributed in kind will be valued in accordance with Section 7.3 of this Agreement as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) of this Agreement, and (2) any profit or loss attributable to property distributed in kind will be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of the distribution. Notwithstanding any provision of this Agreement to the contrary, the General Partner may compel a Partner to accept a distribution of any asset in kind from such Partnership even if the percentage of the asset distributed to the Partner exceeds a percentage of the asset that is equal to the percentage in which the Partner shares in distributions from such Partnership.

ARTICLE VII.

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1.       ACCOUNTING AND REPORTS

(a)        Each Partnership will adopt for tax accounting purposes any accounting method that the General Partner decides in its sole discretion is in the best interests of each Partnership. Each Partnership’s accounts will be maintained in U.S. currency.

(b)        After the end of each taxable year of each Partnership, each Partnership will furnish to Partners information regarding the operation of each Partnership and the Partners’ Interests as is necessary for Partners to complete U.S. Federal and state income tax or information returns and any other tax information required by U.S. Federal or state law.

(c)        Except as otherwise required by the 1940 Act, or as may otherwise be permissible under other applicable law, within 60 days after the close of the period for which a report required under this Section 7.1 is being made, a Partnership will ~~furnish~~transmit to each Limited Partner a semiannual report and an annual report containing the information required by the 1940 Act. Each Partnership will cause financial statements contained in each annual report furnished under this Section 7.1 to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. A Partnership may furnish to each Partner any other periodic reports the General Partner deems necessary or appropriate in its discretion.

October 20, 2020

(d)        The General Partner will notify the Directors of any change in the holders of interests of the General Partner within a reasonable time after the change.

7.2.       DETERMINATIONS BY GENERAL PARTNER

(a)        All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to Article V of this Agreement, including any taxes on those amounts and accounting procedures applicable with respect to those amounts, will be determined by the General Partner unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law. Any such determinations and allocations will be final and binding on all of the Partners.

(b)        The General Partner may make any adjustments to the computation of Net Profit and/or Net Loss, or any components (withholding any items of income, gain, loss or deduction) constituting Net Profit and/or Net Loss as the General Partner deems appropriate to reflect fairly and accurately the financial results of each Partnership and the intended allocation of Net Profit and/or Net Loss among the Partners.

7.3.       VALUATION OF ASSETS

(a)        Except as may be required by the 1940 Act, the Directors will value or cause to have valued any Securities or other assets and liabilities of each Partnership as of the close of business on the last day of each Fiscal Period and at such other times as the Directors may determine, in their discretion, in accordance with valuation procedures as established from time to time by the Directors. Assets of each Partnership that are invested in an Investment Fund managed by a Subadviser will be valued in accordance with the terms and conditions of the agreement or other document governing the operation of the Investment Fund. Assets of each Partnership invested in an Investment Fund not managed by a Subadviser will be valued at fair value, which ordinarily will be the net redemption value determined by the Investment Fund’s Investment Manager in accordance with the policies established by the Investment Manager. In determining the value of the assets of each Partnership, no value will be placed on the goodwill or name of such Partnership, or the office records, files, statistical data or any similar intangible assets of such Partnership not normally reflected in such Partnership’s accounting records. Any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to the valuation date will, however, be taken into account in determining the value of each Partnership’s assets.

(b)        Subject to the provisions of the 1940 Act, the value of Securities and other assets of each Partnership and the net asset value of each Partnership as a whole determined pursuant to this Section 7.3 will be conclusive and binding on all of the Partners and all Persons claiming through or under them.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

8.1.       AMENDMENT OF PARTNERSHIP AGREEMENT

(a)        Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with respect to either or both Partnerships, with the approval of a majority of the Directors (including the vote of a majority of the Independent Directors, but only if such vote is required by the 1940 Act), except that any amendment also must be approved by a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Partnership if such vote is required by the 1940 Act.

October 20, 2020

(b)        Any amendment that would:

(1)	increase the obligation of a Partner to make any Capital Contribution,

(2)	reduce the Capital Account of a Partner other than in accordance with Article V of this Agreement, or

(3)	modify the events causing the dissolution of a Partnership,

may be made only if (A) the written consent of each Partner adversely affected by the proposed action is obtained prior to the effectiveness of the action or (B) the amendment does not become effective until (i) each Limited Partner has received written notice of the amendment and (ii) any Limited Partner objecting to the amendment has been afforded a reasonable opportunity (under procedures prescribed by the General Partner in its sole discretion) to tender the Partner’s entire Interest for repurchase by the relevant Partnership. Notwithstanding the preceding sentence or the provisions of Subsection 8.1(c), any amendment that would alter the provisions of Section 8.1 relating to the material amendment of this Agreement or the provisions of Section 3.10 of this Agreement relating to indemnification may be made only with the unanimous consent of the Partners and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).

(c)        Notwithstanding the provisions of Sections 8.1(a) and 8.1(b) of this Agreement, the General Partner, at any time without the consent of any other Partner, may:

(1)        restate this Agreement, together with any amendments to this Agreement that have been duly adopted in accordance with the provisions of this Agreement to incorporate the amendments in a single, integrated document;

(2)        amend this Agreement (other than with respect to the matters described in Section 8.1(b) of this Agreement) to change the name of a Partnership in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation, including, but not limited to, to satisfy the requirements of applicable U.S. banking law or regulation, or to cure any ambiguity or to correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, so long as the action does not adversely affect the rights of any Partner in any material respect; and

(3)        amend this Agreement to make any changes necessary or desirable, based on advice of legal counsel to a Partnership, to assure such Partnership’s continuing eligibility to be classified for U.S. Federal income tax purposes as a Partnership that is not treated as a corporation for tax purposes under the Code; subject, however, to the limitation that any material amendment to this Agreement under Section 8.1(c)(2) or (3) of this Agreement will be valid only if approved by a majority of the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

(d)        The General Partner will give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by Section 8.1(c) (1) of this Agreement) to each Partner, which notice sets out (1) the text of the proposed amendment or (2) a summary of the amendment and a statement that the text of the amendment will be furnished to any Partner upon request.

8.2.       SPECIAL POWER OF ATTORNEY

(a)        Each Partner irrevocably makes, constitutes and appoints the General Partner and each of the Directors, acting severally, and any liquidator of each Partnership’s assets appointed pursuant to Section 6.2 of this Agreement with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, the Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)        any amendment to this Agreement;

(2)        any amendment to the Certificate, including, without limitation, any such amendment required to reflect any amendments to this Agreement, and including, without limitation, an amendment to effectuate any change in the membership of each Partnership; and

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(3)        all other such instruments, documents and certificates that, in the view of legal counsel to each Partnership, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that each Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of each Partnership as a limited partnership under the Delaware Act.

(b)        Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to each Partnership without the Partner’s consent. Each Partner agrees that if an amendment to the Certificate or this Agreement or any action by or with respect to the relevant Partnership is taken in the manner contemplated by this Agreement, notwithstanding any objection that the Partner may assert with respect to the action, the attorneys-in-fact appointed under this Agreement are authorized and empowered, with full power of substitution, to exercise the authority granted in this Section 8.2 in any manner that may be necessary or appropriate to permit the amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power of attorney with a view to the orderly administration of the affairs of the relevant Partnership.

(c)        The power of attorney contemplated by this Section 8.2 is a special power of attorney and is coupled with an interest in favor of the General Partner and each of the Directors, acting severally, and any liquidator of a Partnership’s assets appointed under Section 6.2 of this Agreement, and as such the power of attorney:

(1)        will be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Person granting the power of attorney, regardless of whether a Partnership, the General Partner, the Directors or any liquidator has had notice of the death or incapacity; and

(2)        will survive the delivery of a Transfer by a Partner of the whole or any portion of the Partner’s Interest, except that, when the transferee of an Interest or portion of an Interest has been approved by the General Partner for admission to a Partnership as a substituted Partner, the power of attorney given by the transferor will survive the delivery of the assignment for the sole purpose of enabling the General Partner, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect the substitution.

8.3.       NOTICES

Notices that may or are required to be provided under this Agreement will be made to a Partner by hand delivery, regular mail (registered or certified mail return receipt requested in the case of notice to the General Partner), commercial courier service, telecopier, or electronic mail (with a confirmation copy by registered or certified mail in the case of notices to the General Partner by telecopier or electronic mail), and will be addressed to the Partner at his, her or its address as set out in the books and records of a Partnership (or to any other address as may be designated by any Partner by notice addressed to the General Partner in the case of notice given to any Partner, and to each of the Partners in the case of notice given to the General Partner). Notices will be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telecopier or by electronic mail. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4.       AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement will be binding upon and inure to the benefit of the Partners and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the Partners may not be Transferred or delegated except as provided in this Agreement, and any attempted Transfer or delegation of those rights and obligations that is not made in accordance with the terms of this Agreement will be void.

8.5.       CHOICE OF LAW; ARBITRATION

(a)        Notwithstanding the location at which this Agreement is executed by any of the Partners, the Partners expressly agree that all the terms and provisions of this Agreement are governed by and will be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

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(b)        To the extent such action is consistent with the provisions of the 1940 Act and any other applicable law, except as provided in Section 8.10(b) of this Agreement, each Partner agrees to submit all controversies arising between or among Partners or one or more Partners and a Partnership in connection with the relevant Partnership or its businesses or concerning any transaction, dispute or the construction, performance or breach of this Agreement or any other agreement relating to such Partnership, whether entered into prior to, on or subsequent to the date of this Agreement, to arbitration in accordance with the provisions set out in this Section 8.5. EACH PARTNER UNDERSTANDS THAT ARBITRATION IS FINAL AND BINDING ON THE PARTNERS AND THAT THE PARTNERS IN EXECUTING THIS AGREEMENT ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(c)        Controversies will be finally settled by, and only by, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. The place of arbitration will be Houston, Texas. Any arbitration under this Section 8.5 will be conducted before a panel of three arbitrators. The Partner or Partners initiating arbitration under this Section 8.5 will appoint one arbitrator in the demand for arbitration. The Partner or Partners against whom or which arbitration is sought will jointly appoint one arbitrator within 30 Business Days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the Partners will attempt to agree on a third arbitrator within 30 Business Days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 Business Days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the Partners, and judgment upon the award may be entered in the supreme court of the state of New York and/or the U.S. District Court for the Southern District of New York, or any other court having jurisdiction over the award or having jurisdiction over the Partners or their assets. The arbitration agreement contained in this Section 8.5 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this Section 8.5, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the Partners, or in the absence of agreement among or between the Partners, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this Section 8.5(c) will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C.§5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 8.5(c), including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 8.5(c). In that case, this Section 8.5(c) will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 8.5(c) will be construed to omit such invalid or unenforceable provision.

8.6.       NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, existing and future Partners, their assignees and each Partnership. This Agreement is not intended for the benefit of non-Partner creditors and, except to the extent provided in Section 3.10 of this Agreement, no rights are granted to non-Partner creditors under this Agreement.

8.7.       CONSENTS

Any and all consents, agreements or approvals provided for or permitted by this Agreement (including minutes of any meeting) must be in writing and a signed copy of any such consent, agreement or approval will be filed and kept with the books of each Partnership.

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8.8.       MERGER AND CONSOLIDATION

(a)        A Partnership may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities under an agreement of merger or consolidation that has been approved in the manner contemplated by the Delaware Act.

(b)        Notwithstanding anything to the contrary in this Agreement, an agreement of merger or consolidation approved in accordance with the Delaware Act may, to the extent permitted by the Delaware Act, (1) effect any amendment to this Agreement, (2) effect the adoption of a new Partnership agreement for a Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (3) provide that a Partnership agreement of any other constituent Partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) will be the Partnership agreement of the surviving or resulting limited partnership.

(c)        Each Partnership may convert to another Delaware business entity in accordance with the Delaware Act upon the approval of the Partners representing a majority (as defined in the 1940 Act) of the outstanding voting securities of such Partnership.

8.9.       PRONOUNS

All pronouns used in this Agreement will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or entity may require in the context in which they are used.

8.10.     CONFIDENTIALITY

(a)        A Limited Partner may obtain from the General Partner, upon reasonable demand for any purpose reasonably related to the Limited Partner’s Interest in the relevant Partnership, information regarding the affairs of such Partnership as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing the information and documents to be furnished, at what time and location and at whose expense) established by the General Partner in its sole discretion.

(b)        Each Limited Partner agrees in executing this Agreement that, except as required by applicable law or any regulatory body, the Limited Partner will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Limited Partner (collectively, “Confidential Information”) without the prior written consent of the General Partner, which consent may be withheld in its sole discretion.

(c)        Each Partner recognizes that in the event that this Section 8.10 is breached by any Partner or any of its principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliate’s principals, Partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and each Partnership. In recognition of that irreparable injury, any non-breaching Partner may have, in addition to any and all other remedies at law or in equity to which the non-breaching Partner and a Partnership may be entitled, the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection with obtaining the equitable relief. If any non-breaching Partner or a Partnership (“Initiating Non-Breaching Party”) determines that any other Partner or any of that Partner’s principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliates’ principals, Partners, members, directors, officers, employees or agents, should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Partners agrees to join the non-breaching Initiating Non-Breaching Party in pursuing injunctive relief in a court of appropriate jurisdiction.

(d)        The General Partner will have the right to keep confidential from the Limited Partners, for any period of time as the General Partner deems reasonable in its sole discretion, any information that the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interest of a Partnership or could damage a Partnership or its business or that a Partnership is required by law or by agreement with a third party to keep confidential.

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8.11.     CERTIFICATION OF NON-FOREIGN STATUS

Each Limited Partner or transferee of an Interest or a portion of an Interest from a Limited Partner who or that is admitted to each Partnership in accordance with this Agreement will certify, upon admission to a Partnership and at any other time as the General Partner may request, whether the Limited Partner or transferee is a “United States Person” within the meaning of the Code on forms to be provided by each Partnership, and will notify each Partnership within 30 days of any change in the status of the Limited Partner or transferee. Any Limited Partner or transferee who or that fails to provide certification when requested to do so by the General Partner may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.12.     SEVERABILITY

Each Partner agrees that the Partner intends that, if any provision of this Agreement is determined by a court of competent jurisdiction or regulatory authority with jurisdiction over each Partnership, the General Partner or the Adviser not to be enforceable in the manner set out in this Agreement, then the provision should be enforceable to the maximum extent possible under applicable law. If any provision of this Agreement is held to be invalid or unenforceable, the invalidation or unenforceability will not affect the validity or enforceability of any other provision of this Agreement (or portion of the provision).

8.13.     ENTIRE AGREEMENT

This Agreement constitutes the entire agreement among the Partners pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining to that subject matter.

Notwithstanding any other provision of this Agreement, including Section 8.1, each Partner, in executing this Agreement, acknowledges and agrees that the General Partner, on its own behalf or on behalf of the relevant Partnership, without the approval of the Limited Partners or any other Person, may enter into a written agreement or agreements with any other Partner, executed contemporaneously with the admission of the other Partner to the relevant Partnership, affecting or modifying the terms of, or establishing rights under, this Agreement or any subscription agreement. Each Partner agrees that any terms contained in any such other agreement with another Partner will govern with respect to the other Partner notwithstanding the provisions of this Agreement or any subscription agreement, and that the Partner will have no rights in respect of those granted in favor of such other Partner.

8.14.     DISCRETION

To the fullest extent permitted by law, whenever in this Agreement a Person is permitted or required to make a decision (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Person will be entitled to consider only those interests and factors as he, she or it desires, including his, her or its own interests, and, to the fullest extent permitted by law, will have no duty or obligation to give any consideration to any interest of or factors affecting a Partnership or the Limited Partners, or (b) in its “good faith” or under another express standard, then the Person will act under the express standard and will not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated by this Agreement or by relevant provisions of law or in equity or otherwise.

8.15.     CONFLICTS

The Partners acknowledge and agree that the General Partner and its Affiliates may engage in activities in which their respective interests or the interests of their clients may conflict with the interests of each Partnership or the Limited Partners, and that the resolution of such conflicts may not always be resolved by the General Partner or its Affiliates in favor of a Partnership or the Limited Partners.

8.16.     COUNTERPARTS

This Agreement may be executed in several counterparts, all of which together will constitute one agreement binding on all Partners, notwithstanding that all the Partners have not signed the same counterpart.

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8.17.     HEADINGS

The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions of this Agreement or otherwise affect their construction or effect.

[Remainder of Page Intentionally Left Blank]

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IN EXECUTING THIS AGREEMENT, EACH PARTNER ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET OUT IN SECTION 8.5 AND THE CONFIDENTIALITY CLAUSES SET OUT IN SECTION 8.10.

The Partners have executed this Agreement as of the day and year first above written.

GENERAL PARTNER:
THE ENDOWMENT FUND GP, L.P.

B	THE ENDOWMENT FUND
MANAGEMENT, LLC, as its General
Partner

By:

Name:

Title:

LIMITED PARTNERS:

Each Person who or that has signed, or has had signed on the Person’s behalf, a Limited Partner Signature Page, which will constitute a counterpart of this Agreement.

October 20, 2020

EXHIBIT C

Audit Committee Charter

The Salient Private Access Master Fund, L.P.

The Salient Private Access Registered Fund, L.P.

The Salient Private Access TEI Fund, L.P.

The Salient Private Access Institutional Fund, L.P.

The Endowment PMF Master Fund, L.P.

PMF Fund, L.P.

PMF TEI Fund, L.P.

Audit Committee Charter

The provisions in this Audit Committee Charter (the “Charter”) apply to each of the above-listed partnerships (each a “Fund” and collectively the “Funds”).

Statement of Purpose

1.	The primary purposes of the Audit Committee are:

(a)	to oversee the Funds’ accounting and financial reporting policies and practices, and their internal controls and procedures; and

(b)	to oversee the quality and objectivity of each Fund’s financial statements and the independent audit thereof.

2.	The Audit Committee shall have unrestricted access to each Fund’s Board of Directors (“Board”), the independent registered public accounting firm (“independent auditors”), and the executive and financial management of the Funds. The independent auditors ultimately are accountable to the Audit Committee and the Board.

3.	The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Funds, service providers to the Funds (including the investment adviser), legal counsel to the Funds or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. Fund management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and is responsible for each Fund’s financial statements. The independent auditors are responsible for conducting an audit of the Funds’ financial statements in accordance with professional standards and for reporting to the Audit Committee all required communications as described below including, but not limited to, any significant deficiencies and/or material weaknesses noted during the audit.

Structure of the Audit Committee

4.	The Audit Committee shall be composed of at least two Board members, each of whom:

a.	is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

b.	shall not accept any consulting, advisory or other compensatory fees from the Funds other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.

5.	In accordance with the Securities and Exchange Commission’s (“SEC”) safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.

6.	The Audit Committee members may select from their number a chairperson.

Duties and Responsibilities

7.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	to select and decide on the engagement, retention, termination, and compensation of the Funds’ independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between a Fund, it’s advisers and any other entities within the investment company complex, and the independent auditors, consistent with SEC and Public Company Accounting Oversight Board (“PCAOB”) regulations and standards or any such successor provision;[1]

[1]	PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer’s auditor, and (3) document the substance of its discussion with the audit committee of the issuer; and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.

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(b)	to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;

(c)	to consider the effect upon the Funds of any changes in accounting principles or practices, including any changes proposed by the Funds’ management or the independent auditors;

(d)	to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Funds have adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;

(e)	to meet with the chief financial officer or other appropriate executive officers of the Funds and with the Funds’ service providers as necessary;

(f)	to meet with the independent auditors prior to the commencement of the audit engagement to discuss the planning, timing, staffing of the audit and significant risks identified during their risk assessment procedures, and to obtain from the independent auditors a written representation to the effect that:

1.	any Audit Partner[2] shall not have acted in such capacity for the Funds in each of the Funds’ seven previous fiscal years;

2.	any Audit Partner, after seven consecutive years in such capacity for the Funds, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Funds;

3.	the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner[3] who has not acted in either capacity for the Funds in each of the Funds’ five previous fiscal years; and

[2]	“Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii) means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.

[3]	“Lead Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(A) means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(B) means the partner on the audit engagement team performing a second level of review to provide additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the SEC or the PCAOB.

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4.	a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the Funds, if applicable, shall be subject to a five-year time out period pursuant to which such Lead Audit and/or Concurring Audit Partner will not serve in either capacity to the Fund.

(g)	to review and approve in advance any and all proposals by Fund management, the investment adviser, or the independent auditors that relate to the Funds, the investment adviser, or their affiliated persons employment of the independent auditors to render audit services to the Funds, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;

(h)	to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”[4] to the Funds or to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if those permissible non-audit services relate directly to the operations and financial reporting of the Funds;[5]

(1)	the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation;

[4]	“Permissible non-audit services” include any professional services, including tax services, provided to the Funds by the independent auditor, other than those provided in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible.

[5]	Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to their independent auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Funds at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

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(2)	permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and

(3)	the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Funds’ management, who will ensure that the appropriate disclosure is made in the Funds’ annual and semi-annual reports to shareholders, and other documents as required under the federal securities laws.

(i)	to consider whether the provision of any permissible non-audit services to the Funds’ investment adviser and its related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;

(j)	to review the hiring of employees or former employees of the Funds’ independent auditors by the Funds’ investment adviser and its affiliates;

(k)	to meet at least annually with the Funds’ independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of each Fund, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-CEN and Form N-CSR; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and Fund management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Funds belong that were not pre-approved by the Audit Committee; (v) to review all material written communications between Fund management and the independent auditors; (vi) to review all material accounting treatments discussed with Fund management, including the ramifications thereof and the treatment preferred by the independent auditors; (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders; and (viii) to review any other information presented by the independent auditors pursuant to their obligations under PCAOB Auditing Standard 1301;

(l)	to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Funds as well as permissible non-audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if those services relate directly to the operations and financial reporting of the Funds;

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(m)	to investigate improprieties or suspected improprieties in Fund operations, including, but not limited to, any significant unusual transactions or evidence of fraud, whether or not material, that involves Fund management or other employees who have a significant role in a Fund’s internal control over financial reporting;

(n)	to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”[6];

(o)	to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and

(p)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Meetings

8.	The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.

[6]	An “audit committee financial expert” is an individual who, in the determination of the Board, has acquired the following attributes:

(i)	an understanding of generally accepted accounting principles and financial statements;

(ii)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)	experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	an understanding of internal control procedures for financial reporting; and

(v)	an understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i)	education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(iii)	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(iv)	other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

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9.	A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

10.	The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

Authority

11.	The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to a Fund, or engagements to provide any permissible non-audit services to a Fund.

12.	The Audit Committee shall have the resources and the authority to engage independent counsel and any other advisers as it deems necessary or appropriate to discharge its responsibilities. The Funds shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.

Charter Review and Amendments

13.	The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.

14.	This Charter may be amended by a vote of a majority of the Board.

Dated: October 18, 2011, Revised: January 15, 2013, Revised: December 29, 2016, Revised: January 17, 2019

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THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

OR

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on January 21, 2021

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS BELOW

3. To elect five nominees to serve on the Board of Directors:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD FOR ALL NOMINEES** **FOR ALL EXCEPT**

☐ William P. Prather, III, CFA, CPA

☐ Graeme Gunn

☐ Victor L. Maruri

☐ David Munoz

☐ Carl Weatherley-White, CFA

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Funds.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2021

THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM//SPA